< Back To Main

JUNE 30, 2007

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

COMMODITIES STRATEGY FUND

(Formerly, Commodities Fund)

HEDGED EQUITY FUND

REAL ESTATE FUND

STRENGTHENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Strengthening Dollar Fund)

(Formerly, Dynamic Weakening Dollar Fund)

WEAKENING DOLLAR 2x STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

42

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

46

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

50

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

51

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

60

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

61

THE

RYDEX

VARIABLE TRUST SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The U.S. economy showed unmistakable signs of slowing as GDP growth decelerated throughout the first half of 2007, hitting sub-1% pace by the end of the first quarter. Higher gas prices and the recession in the housing and auto sectors put the brakes on economic growth.

Despite the economic slowdown and the accompanying slowdown in corporate earnings, stocks rallied with major market averages gaining between 6% and 8%. Two major factors came into play, helping stock prices during the first half of the year. First, although corporate earnings are slowing, they are slowing less than anticipated. The major factor boosting stock prices, however, was the continuing explosion in global liquidity. Put simply, with many emerging economies growing at breathtaking rates, the global economy is generating wealth at an unprecedented rate. Wealth created from exports, trade, energy production and distribution is being augmented by massive foreign exchange reserves, money supply growth and corporate earnings. Private equity investment, leveraged buyouts and merger and acquisition activity are all at or near record levels as the global liquidity wave continues to find its way into stock prices. As a result, just as earnings have started to slow, stock price multiples have started to expand. Until now, the nearly three and a half year rally in stock prices has been entirely earnings driven, with price/earnings multiples actually contracting as earnings growth outstripped stock price gains.

Sector level performance indicated that investor flows continue to go to those parts of the market that are highly leveraged to the global growth theme. Energy, Materials, Industrials and Technology—all sectors that benefit from rapid global growth—were the strongest performers for the first half of the year. The laggards—Financials and Consumer Discretionary stocks—highlighted that investors were concerned about the threat from rising interest rates as well as pressures on consumer spending from higher gas prices.

Interest rates did, in fact, rise in the first half as inflation worries increased on the back of rising commodity prices and labor costs. Also pushing long-term rates higher was an increase in global interest rates as central banks in both developed and developing economies raised rates in a bid to forestall inflationary pressures. Long-term rates moved up, short-term rates moved down and the yield curve resumed its positive slope.

International equity markets performed well, reflecting many of the trends outlined above. Emerging market stocks continued to power ahead, generating double-digit returns in the process. While we remain constructive on the outlook for economic growth in the emerging markets, we are concerned about the outlook for emerging market stocks. In a nutshell, many exchanges in the developing markets are taking on bubble characteristics with stock market speculation running rampant.

That brings us to the other defining characteristic of the first half of the year—the heightened awareness of risk. This was most evident in the global pull-back in stock prices in late February and early May. That shock, which had its origins in overseas markets, has now been augmented by the widespread use of sub prime mortgage debt in the hedge fund community.

We think it is a relatively safe bet that the U.S. economy will accelerate from Q1’s sub-1% pace. Moreover,

the massive wealth being generated by the global economy is not going away, and there is no reason to doubt that some of that liquidity will continue to find its way into U.S. stock markets. Putting it all together, the general pressure on stock prices is to the upside, and current valuation multiples provide some limited room for that to take place. Even so, perceptions of risk have increased, so we would not be surprised to see pullbacks along the way—perhaps unsettling ones.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director, Portfolio Strategies

2

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

This page intentionally left blank.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Some of the Rydex Funds described in this report are benchmarked daily to leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6% gain and an expectation that the fund will rise by 9%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Level

Index

Fund

Fund

Fund

Performance

Expectation

NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.00%

9.00%

$10.90

9.00%

In line

Day 2

99

-6.60%

-9.90%

$

9.82

-9.90%

In line

Cumulative

-1.00%

-1.50%

-1.80%

-0.30%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2006 and ending June 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2006

June 30, 2007

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

1.34%

$1,000.00

$1,065.00

$6.86

Sector Rotation Fund

1.66%

1,000.00

1,126.90

8.75

Absolute Return Strategies Fund

1.59%

1,000.00

1,058.40

8.11

Commodities Strategy Fund

1.55%

1,000.00

1,058.40

7.91

Hedged Equity Fund

1.84%

1,000.00

1,061.50

9.40

Real Estate Fund

1.62%

1,000.00

947.10

7.82

Strengthening Dollar 2x Strategy Fund

1.66%

1,000.00

991.10

8.20

Weakening Dollar 2x Strategy Fund

1.71%

1,000.00

1,040.00

8.65

Table 2. Based on hypothetical 5% return

Multi-Cap Core Equity Fund

1.34%

1,000.00

1,018.07

6.73

Sector Rotation Fund

1.66%

1,000.00

1,016.46

8.33

Absolute Return Strategies Fund

1.59%

1,000.00

1,016.81

7.98

Commodities Strategy Fund

1.55%

1,000.00

1,017.01

7.78

Hedged Equity Fund

1.84%

1,000.00

1,015.56

9.24

Real Estate Fund

1.62%

1,000.00

1,016.66

8.13

Strengthening Dollar 2x Strategy Fund

1.66%

1,000.00

1,016.46

8.33

Weakening Dollar 2x Strategy Fund

1.71%

1,000.00

1,016.21

8.58

ber of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

*  Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the num-

Investments. Excluding short dividend expense, the operating expense ratio would be 0.40% and 0.64% lower for the Absolute Return

† This ratio represents annualized Total Expenses, which include dividend expense from securities sold short and expenses waived by Rydex

Strategy Fund would be 0.22% lower.

Strategies Fund and the Hedged Equity Fund, respectively. Excluding waived expenses, the operating expense ratio of Commodities

6

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception:

November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

Exxon Mobil Corp.

100%

Futures Contracts

Ten Largest Holdings (% of Total Net Assets)

Consumer Staples

1.6%

Energy

80%

General Electric Co.

1.0%

Health Care

Bank of America Corp.

0.9%

J.P. Morgan Chase & Co.

0.7%

60%

Industrials

Chevron Corp.

0.7%

Consumer Discretionary

International Business Machines Corp.

0.7%

40%

Pfizer, Inc.

0.6%

Information Technology

Microsoft Corp.

0.6%

Altria Group, Inc.

0.6%

20%

Financials

Citigroup, Inc.

0.6%

Top Ten Total

8.0%

0%

Other

Multi-Cap Core Equity Fund

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

SECTOR ROTATION FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception:

May 1, 2002

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Ten Largest Holdings (% of Total Net Assets)

Utilities

Amazon.com, Inc.

3.9%

Telecommunication Services

Liberty Media Corp. – Interactive

2.4%

80%

Expedia, Inc.

2.2%

IAC/InterActiveCorp

2.0%

Industrials

Energy

60%

Cemex SA de CV — SP ADR

1.9%

TXU Corp.

1.7%

40%

Alexander & Baldwin, Inc.

1.5%

Materials

China Mobile Hong Kong Ltd. —

SP ADR

1.5%

20%

Kirby Corp.

1.4%

Consumer Discretionary

Johnson Controls, Inc.

1.4%

0%

Top Ten Total

19.9%

Sector Rotation Fund

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

7

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Futures Contracts
CDX Swap Agreements
Exchange Traded Funds

FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

OBJECTIVE:

To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception:

November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

40%

Ten Largest Long Holdings (% of Total Net Assets)

35%

iShares S&P GSCI Commodity

25%

Indexed Trust

4.2%

30%

20%

iShares MSCI Emerging Markets

15%

Index Fund

3.0%

5%

10%

AT&T, Inc.

1.4%

Wal-Mart Stores, Inc.

1.0%

-5%

Hewlett-Packard Co.

0.7%

0%

-10%

Verizon Communications, Inc.

0.6%

-15%

ConocoPhillips

0.6%

Tyco International Ltd.

0.5%

Cablevision Systems Corp. — Class A

0.5%

Pfizer, Inc.

0.5%

Top Ten Total

13.0%

Long Holdings

Short Holdings

Absolute Return Strategies Fund

Absolute Return Strategies Fund

“Ten Largest Long Holdings” exclude any tempo-

rary cash or derivative instruments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COMMODITIES STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The

Fund’s current benchmark is the S&P GSCI™ Commodity Index.

Inception:

September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Other

The Fund invests principally in exchange

traded funds and in derivative instruments

Industrial Metals

such as structured notes, futures contracts,

80%

Agricultural

and options on index futures.

Structured Notes

60%

40%

Energy

20%

Exchange

0%

Traded Funds

Commodities

S&P GSCI

Strategy Fund

Commodity Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Exchange Traded Funds
Futures Contracts

FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND

OBJECTIVE:

To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception:

November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

60%

Ten Largest Long Holdings (% of Total Net Assets)

50%

iShares MSCI Emerging Markets

Index Fund

4.7%

AT&T, Inc.

2.0%

40%

30%

Wal-Mart Stores, Inc.

1.3%

20%

Hewlett-Packard Co.

1.1%

10%

Verizon Communications, Inc.

0.8%

0%

ConocoPhillips

0.8%

-10%

Safeway, Inc.

0.7%

Tyco International Ltd.

0.7%

Travelers Cos., Inc.

0.7%

Goldman Sachs Group, Inc.

0.6%

Top Ten Total

13.4%

“Ten Largest Long Holdings” exclude any tempo-

rary cash or derivative instruments.

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Inception:

October 1, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Real Estate

Ten Largest Holdings (% of Total Net Assets)

& Development

Management

Brookfield Asset Management,

Inc. — Class A

2.9%

10%

Simon Property Group, Inc.

2.4%

Vornado Realty Trust

2.2%

Archstone-Smith Trust

2.1%

ProLogis

2.0%

Real Estate

Equity Residential

2.0%

Investment

Host Hotels & Resorts, Inc.

1.9%

Trusts

General Growth Properties, Inc.

1.9%

90%

Public Storage, Inc.

1.9%

Boston Properties, Inc.

1.9%

Top Ten Total

21.2%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Real Estate Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (concluded)

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® .

Inception:

September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

200%

instruments such as currency index swap

agreements, futures contracts, and options

150%

on index futures.

Currency Index

100%

Canadian Dollar

Swap Agreements

British Pound

Japanese Yen

50%

Euro

Other

0%

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the inverse performance of the U.S. Dollar Index.

Inception:

September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Canadian Dollar

The Fund invests principally in derivative

British Pound

Japanese Yen

instruments such as currency index swap

50%

agreements, futures contracts, and options

Other

Euro

on index futures.

0%

-50%

-100%

Swap Agreements

Currency Index

Short Sales

-150%

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 93.4%

CNA Financial Corp.

360

$

17,168

Deerfield Triarc Capital Corp.†

1,170

17,117

FINANCIALS 18.1%

FirstFed Financial Corp.*†

300

17,019

Bank of America Corp.

1,570

$

76,757

Hospitality Properties Trust†

410

17,011

J.P. Morgan Chase & Co.

1,270

61,531

MainSource Financial Group,

Citigroup, Inc.

1,020

52,316

Inc.

1,000

16,790

Wells Fargo & Co.

1,380

48,535

Sterling Financial Corp.†

580

16,785

Wachovia Corp.†

830

42,537

Gramercy Capital Corp.

600

16,524

Merrill Lynch & Co., Inc.†

400

33,432

NYMAGIC, Inc.†

410

16,482

U.S. Bancorp

960

31,632

Investment Technology Group,

Travelers Cos., Inc.

500

26,750

Inc.*

380

16,465

KeyCorp

750

25,748

Bankunited Financial Corp. —

Hartford Financial Services

Class A†

820

16,457

Group, Inc.

260

25,613

SWS Group, Inc.

760

16,431

American International

American Home Mortgage

Group, Inc.

350

24,511

Investment Corp.†

890

16,358

ProLogis†

410

23,329

Arbor Realty Trust, Inc.

630

16,260

PNC Financial Services

Whitney Holding Corp.

540

16,254

Group, Inc.

320

22,906

NorthStar Realty Finance Corp.

1,270

15,888

M&T Bank Corp.

210

22,449

American Financial Group, Inc.

450

15,368

Host Hotels & Resorts, Inc.†

970

22,426

HRPT Properties Trust†

1,460

15,184

E*Trade Financial Corp.*

1,000

22,090

Reinsurance Group of America,

Lincoln National Corp.†

310

21,995

Inc.

250

15,060

Regions Financial Corp.†

650

21,515

Ameris Bancorp

670

15,055

Boston Properties, Inc.†

210

21,447

LaBranche & Co., Inc.*†

2,000

14,760

Janus Capital Group, Inc.†

760

21,158

Fremont General Corp.†

1,310

14,096

Genworth Financial, Inc. —

Argonaut Group, Inc.

450

14,045

Class A

600

20,640

ACA Capital Holdings, Inc.*†

1,180

14,042

Alleghany Corp.*†

50

20,325

Colonial Properties Trust†

370

13,487

National City Corp.†

600

19,992

Meadowbrook Insurance

American Capital Strategies,

Group, Inc.*

1,190

13,042

Ltd.

470

19,984

First Regional Bancorp*

510

12,974

DiamondRock Hospitality Co.†

1,030

19,652

Taylor Capital Group, Inc.

470

12,939

Nationwide Financial Services,

CNA Surety Corp.*

680

12,859

Inc.

310

19,598

Anthracite Capital, Inc.

1,050

12,285

Northern Trust Corp.

300

19,272

Horace Mann Educators Corp.

570

12,107

AmeriCredit Corp.*

720

19,116

Chubb Corp.

220

11,911

Simon Property Group, Inc.†

200

18,608

Philadelphia Consolidated

Odyssey Re Holdings Corp.

430

18,443

Holding Corp.*

270

11,286

Radian Group, Inc.

340

18,360

Triad Guaranty, Inc.*

280

11,180

Senior Housing Properties

MCG Capital Corp.

660

10,573

Trust†

890

18,112

Capital One Financial Corp.

130

10,197

Ramco-Gershenson Properties

Morgan Stanley

110

9,227

Trust

500

17,965

Community Bancorp*†

320

8,954

East-West Bancorp, Inc.

460

17,885

Spirit Finance Corp.†

370

5,387

Annaly Mortgage Management,

Jones Lang LaSalle, Inc.

40

4,540

Inc.†

1,240

17,881

Countrywide Financial Corp.†

120

4,362

PMI Group, Inc.

400

17,868

Goldman Sachs Group, Inc.

20

4,335

CompuCredit Corp.*†

510

17,860

Pico Holdings, Inc.*†

100

4,326

Downey Financial Corp.†

270

17,815

Banner Corp.

100

3,406

Ashford Hospitality Trust, Inc.†

1,500

17,640

IntercontinentalExchange, Inc.*†

20

2,957

First Citizens BancShares, Inc. —

SunTrust Banks, Inc.†

30

2,572

Class A

90

17,496

Allstate Corp.

40

2,460

Nasdaq Stock Market, Inc.*

580

17,232

Federal Agricultural Mortgage

Ocwen Financial Corp.*†

1,290

17,196

Corp.

70

2,395

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

American Express Co.

20

$

1,224

Advanced Energy Industries,

American Physicians Capital,

Inc.*

760

$

17,222

Inc.*

30

1,215

Vishay Intertechnology, Inc.*

1,080

17,086

HFF, Inc.*

60

931

SI International, Inc.*

510

16,840

Zions Bancorporation

10

769

AVX Corp.†

1,000

16,740

NYSE Euronext

10

736

EPIQ Systems, Inc.*

1,020

16,483

Total Financials

1,628,872

Brocade Communications

INFORMATION TECHNOLOGY 14.8%

Systems, Inc.*

2,061

16,117

International Business Machines

Cymer, Inc.*†

360

14,472

Corp.†

580

61,045

MPS Group, Inc.*

1,050

14,038

eSpeed, Inc. — Class A*

Microsoft Corp.

1,910

56,288

Forrester Research, Inc.*

450

12,658

Hewlett-Packard Co.

1,130

50,421

1,440

12,442

Apple Computer, Inc.*

370

45,155

Sonic Solutions, Inc.*

900

11,349

Cisco Systems, Inc.*

1,440

40,104

THQ, Inc.*

370

11,292

540

Oracle Corp.*

1,720

33,901

Actel Corp.*

800

11,128

Xerox Corp.*

1,570

29,014

The Knot, Inc.*†

10,903

Motorola, Inc.†

1,570

27,789

Google, Inc. — Class A*

20

10,468

Electronic Data Systems Corp.

960

26,621

LSI Logic Corp.*†

1,290

9,688

Applied Materials, Inc.†

1,220

24,241

eBay, Inc.*

300

9,654

VeriSign, Inc.*

740

23,480

Zoran Corp.*

440

8,818

Harris Corp.

420

22,911

Utstarcom, Inc.*†

1,530

8,583

Symantec Corp.*

1,130

22,826

Tellabs, Inc.*

680

7,317

Avaya, Inc.*†

1,350

22,734

Lexmark International, Inc.*†

140

6,903

Arris Group, Inc.*

1,270

22,339

Ciber, Inc.*

770

6,299

Macrovision Corp.*†

720

21,643

Fair Isaac Corp.

120

4,814

Alliance Data Systems Corp.*

280

21,638

Silicon Storage Technology,

Lam Research Corp.*†

420

21,588

Inc.*

1,240

4,625

Entegris, Inc.*

1,780

21,146

CSG Systems International,

Intersil Corp. — Class A

670

21,078

Inc.*†

170

4,507

Cadence Design Systems, Inc.*†

940

20,642

Jabil Circuit, Inc.

170

3,752

Western Digital Corp.*

1,060

160

20,511

TTM Technologies, Inc.*

280

3,640

Intevac, Inc.*

950

20,197

Agilysys, Inc.

3,600

Interdigital Communications

TIBCO Software, Inc.*†

350

3,168

Corp.*

610

19,624

EMS Technologies, Inc.*

130

2,868

Sybase, Inc.*

820

19,590

Qualcomm, Inc.

60

2,603

Teradyne, Inc.*

1,110

19,514

Amkor Technology, Inc.*

90

1,418

Avnet, Inc.*†

490

19,424

Total Information Technology

1,336,091

MKS Instruments, Inc.*

700

19,390

CONSUMER DISCRETIONARY 13.3%

Arrow Electronics, Inc.*

500

19,215

Time Warner, Inc.

1,790

37,662

Compuware Corp.*†

1,620

19,213

The Walt Disney Co.†

1,050

35,847

CACI International, Inc. —

Comcast Corp. — Class A*†

1,260

35,431

Class A*

390

19,051

McDonald’s Corp.

670

34,009

Vignette Corp.*

980

18,777

Starwood Hotels & Resorts

Photronics, Inc.*

1,260

18,749

Worldwide, Inc.

380

25,487

Insight Enterprises, Inc.*†

830

18,733

Gannett Co., Inc.†

450

24,727

Novellus Systems, Inc.*

660

18,724

Johnson Controls, Inc.†

200

23,154

Convergys Corp.*

770

18,665

CBS Corp.

690

22,991

RealNetworks, Inc.*

2,271

18,554

Kohl’s Corp.*

320

22,730

Intel Corp.

780

18,533

Clear Channel Communications,

Rudolph Technologies, Inc.*†

1,110

18,437

Inc.

590

22,314

Infocrossing, Inc.*†

980

18,101

DIRECTV Group, Inc.*

950

21,954

Acxiom Corp.

670

17,721

Sherwin-Williams Co.

330

21,935

Interwoven, Inc.*

1,230

17,269

Omnicom Group, Inc.

410

21,697

Polo Ralph Lauren Corp.

220

21,584

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Mattel, Inc.†

830

$

20,991

Home Depot, Inc.

150

$

5,903

Big Lots, Inc.*

700

20,594

ValueVision Media, Inc. —

NVR, Inc.*†

30

20,392

Class A*

430

4,868

Macy’s, Inc.

510

20,288

Lennar Corp. — Class A†

130

4,753

Mohawk Industries, Inc.*†

200

20,158

Nordstrom, Inc.†

90

4,601

Jakks Pacific, Inc.*

710

19,979

VF Corp.†

50

4,579

American Eagle Outfitters, Inc.

760

19,502

Warnaco Group, Inc.*†

100

3,934

CSK Auto Corp.*

1,050

19,320

Gray Television, Inc.

249

2,308

Movado Group, Inc.

560

18,894

Starbucks Corp.*

70

1,837

Autoliv, Inc.

330

18,767

CKE Restaurants, Inc.

40

803

Staples, Inc.

770

18,272

Charming Shoppes, Inc.*

70

758

CBRL Group, Inc.

430

18,266

Wyndham Worldwide Corp.*

20

725

Aftermarket Technology Corp.*

610

18,105

Brinker International, Inc.†

20

585

Bob Evans Farms, Inc.†

490

18,057

Citadel Broadcasting Corp.

76

490

IAC/InterActiveCorp*

520

17,997

Total Consumer Discretionary

Books-A-Million, Inc.

1,060

17,956

1,195,879

INDUSTRIALS 11.7%

Wynn Resorts Ltd.

200

17,938

General Electric Co.

2,321

88,848

American Greetings Corp. —

Class A

630

17,848

CSX Corp.

680

30,654

Oxford Industries, Inc.

400

17,736

Eaton Corp.

290

26,970

Cummins, Inc.

260

26,315

AnnTaylor Stores Corp.*†

500

17,710

Core-Mark Holding Co., Inc.*

490

17,630

General Dynamics Corp.

320

25,030

Dillard’s, Inc. — Class A†

490

17,606

FedEx Corp.†

220

24,413

KB HOME

440

17,323

L-3 Communications Holdings,

Inc.

250

24,347

Avatar Holdings, Inc.*†

220

16,927

Union Pacific Corp.

Regis Corp.

210

24,181

440

16,830

Jo-Ann Stores, Inc.*

580

Northrop Grumman Corp.

310

24,140

16,489

RR Donnelley & Sons Co.

550

23,931

Triarc Cos., Inc. — Class B

1,050

16,485

Asbury Automotive Group, Inc.

660

16,467

Parker Hannifin Corp.

240

23,498

O’Charleys, Inc.

810

16,330

Manpower, Inc.†

250

23,060

Ceradyne, Inc.*†

310

22,928

Luby’s, Inc.*

1,670

16,132

Raytheon Co.†

420

22,634

Meredith Corp.

260

16,016

Lockheed Martin Corp.

240

22,591

Thor Industries, Inc.†

350

15,799

Terex Corp.*

270

21,951

Stanley Works

260

15,782

Belden CDT, Inc.

390

21,587

K2, Inc.*

1,030

15,646

Illinois Tool Works, Inc.†

Tribune Co.

520

15,288

390

21,134

Manitowoc Co., Inc.

260

20,899

Payless Shoesource, Inc.*

480

15,144

OfficeMax, Inc.

Integrated Electrical Services,

360

14,148

Dress Barn, Inc.*†

650

Inc.*

620

20,441

13,338

SPX Corp.

230

20,196

West Marine, Inc.*

950

13,072

Heidrick & Struggles

FTD Group, Inc.†

680

12,519

International, Inc.*

390

19,984

Service Corporation

International

960

12,269

Thomas & Betts Corp.*

340

19,720

AFC Enterprises, Inc.*†

700

12,103

Teleflex, Inc.

240

19,627

Gardner Denver, Inc.*

460

19,573

Stewart Enterprises, Inc. —

UAL Corp.*

470

19,077

Class A†

1,480

11,529

EnerSys*

1,040

19,032

Sears Holdings Corp.*†

60

10,170

DRS Technologies, Inc.

330

18,899

Media General, Inc.

290

9,648

Building Material Holding

URS Corp.*

380

18,449

Corp.†

600

8,514

COMSYS IT Partners, Inc.*†

800

18,248

Belo Corp. — Class A

400

8,236

Freightcar America, Inc.

370

17,701

Atlas Air Worldwide Holdings

Systemax, Inc.†

390

8,116

Co., Inc.*†

300

17,682

Jarden Corp.*

170

7,312

ABM Industries, Inc.

670

17,293

News Corp. — Class A

310

6,575

Tredegar Corp.

790

16,827

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Walter Industries, Inc.

580

$

16,797

Bio-Rad Laboratories, Inc. —

First Consulting Group, Inc.*

1,710

16,245

Class A*

260

$

19,648

Commercial Vehicle Group,

WellCare Health Plans, Inc.*†

210

19,007

Inc.*

870

16,208

Res-Care, Inc.*

880

18,603

American Woodmark Corp.†

450

15,570

Viropharma, Inc.*

1,320

18,216

Norfolk Southern Corp.

290

15,245

Noven Pharmaceuticals, Inc.*

770

18,057

YRC Worldwide, Inc.*†

410

15,088

Edwards Lifesciences Corp.*

360

17,762

Steelcase, Inc. — Class A†

810

14,985

Bradley Pharmaceuticals, Inc.*

810

17,585

Cubic Corp.

496

14,969

Conmed Corp.*†

600

17,568

Republic Airways Holdings,

Sciele Pharma, Inc.*†

740

17,434

Inc.*†

730

14,856

Salix Pharmaceuticals Ltd.*†

1,380

16,974

Griffon Corp.*

660

14,375

Mylan Laboratories, Inc.

930

16,917

Continental Airlines, Inc. —

ImClone Systems, Inc.*

470

16,619

Class B*

410

13,887

HLTH Corp.*†

1,170

16,392

Amrep Corp. PLC†

290

13,790

McKesson Corp.

270

16,103

Kelly Services, Inc.

480

13,181

Palomar Medical Technologies,

Honeywell International, Inc.†

200

11,256

Inc.*†

450

15,620

WESCO International, Inc.*

180

10,881

AMERIGROUP Corp.*

630

14,994

CBIZ, Inc.*†

820

6,027

Medicines Co.*†

850

14,977

M&F Worldwide Corp.*

90

5,992

Healthspring, Inc.*

730

13,914

Danaher Corp.†

70

5,285

Apria Healthcare Group, Inc.*

450

12,947

United Technologies Corp.

70

4,965

Emergent Biosolutions, Inc.*

1,250

12,875

Boeing Co.

40

3,846

Merck & Co., Inc.

250

12,450

Emerson Electric Co.

80

3,744

Applera Corp. - Celera Genomics

Allied Waste Industries, Inc.*†

240

3,230

Group*†

880

10,912

SkyWest, Inc.

130

3,098

Martek Biosciences Corp.*†

380

9,869

TransDigm Group, Inc.*

30

1,214

PRA International*

290

7,337

Robert Half International, Inc.

30

1,095

Abbott Laboratories

110

5,891

Total Industrials

1,057,689

Lifecell Corp.*†

169

5,161

HEALTH CARE 10.7%

Savient Pharmaceuticals, Inc.*†

360

4,471

Pfizer, Inc.

2,221

56,791

Genzyme Corp.*†

60

3,864

Johnson & Johnson, Inc.

600

36,972

Wyeth

60

3,440

Amgen, Inc.*†

620

34,280

KV Pharmaceutical Co.*†

120

3,269

UnitedHealth Group, Inc.

660

33,752

Medcath Corp.*

90

2,862

Thermo Fisher Scientific, Inc.*

600

31,032

Millennium Pharmaceuticals,

WellPoint, Inc.*

380

30,335

Inc.*†

170

1,797

Schering-Plough Corp.

930

28,309

Genentech, Inc.*

20

1,513

Baxter International, Inc.

480

27,043

Total Health Care

967,692

Hologic, Inc.*†

430

23,783

ENERGY 7.5%

Aetna, Inc.

470

23,218

Exxon Mobil Corp.

1,740

145,951

Humana, Inc.*

380

23,146

Chevron Corp.

730

61,495

Biogen Idec, Inc.*

430

23,005

ConocoPhillips

660

51,810

Forest Laboratories, Inc.*

490

22,368

Occidental Petroleum Corp.

540

31,255

DENTSPLY International, Inc.

580

22,191

Marathon Oil Corp.

460

27,582

Zimmer Holdings, Inc.*

260

22,071

Valero Energy Corp.

370

27,328

Inverness Medical Innovations,

El Paso Corp.

1,480

25,500

Inc.*†

430

21,939

ENSCO International, Inc.†

350

21,353

Steris Corp.

710

21,726

Tidewater, Inc.†

300

21,264

Magellan Health Services, Inc.*

440

20,447

Global Industries Ltd.*†

790

21,188

Cephalon, Inc.*

250

20,097

Tesoro Corp.†

360

20,574

Greatbatch, Inc.*†

620

20,088

USEC, Inc.*†

930

20,441

King Pharmaceuticals, Inc.*

980

20,051

Patterson-UTI Energy, Inc.

760

19,920

GulfMark Offshore, Inc.*†

380

19,464

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Overseas Shipholding Group,

MATERIALS 4.6%

Inc.

230

$

18,722

Freeport-McMoRan Copper &

Plains Exploration & Production

Gold, Inc. — Class B

480

$

39,754

Co.*

370

17,690

CF Industries Holdings, Inc.

480

28,747

Trico Marine Services, Inc.*†

420

17,170

Dow Chemical Co.

620

27,416

T-3 Energy Services, Inc. —

United States Steel Corp.†

230

25,012

Class A*

500

16,725

Temple-Inland, Inc.

350

21,535

VeraSun Energy Corp.*†

1,130

16,362

Huntsman Corp.

880

21,393

Allis-Chalmers Energy, Inc.*†

680

15,633

Ashland, Inc.

320

20,464

Oil States International, Inc.*†

350

14,469

Celanese Corp.

520

20,166

National-Oilwell Varco, Inc.*

130

13,551

Buckeye Technologies, Inc.*

1,280

19,802

Western Refining, Inc.†

179

10,346

Cytec Industries, Inc.

310

19,769

Delek US Holdings, Inc.

360

9,594

Carpenter Technology Corp.

150

19,547

Mariner Energy, Inc.*

210

5,093

Nucor Corp.

330

19,355

Callon Petroleum Co.*

340

4,818

Albemarle Corp.

470

18,109

Basic Energy Services, Inc.*†

130

3,324

Steel Dynamics, Inc.

420

17,602

Total Energy

678,622

Rock-Tenn Co. — Class A

540

17,129

CONSUMER STAPLES 6.0%

Headwaters, Inc.*†

990

17,097

Altria Group, Inc.

800

56,112

PolyOne Corp.*

1,960

14,092

Procter & Gamble Co.

610

37,326

Mercer International, Inc.*†

1,380

14,076

Kraft Foods, Inc.

950

33,487

Sonoco Products Co.

310

13,271

PepsiCo, Inc.

420

27,237

AEP Industries, Inc.*

209

9,407

Safeway, Inc.

750

25,522

Neenah Paper, Inc.

110

4,539

Wal-Mart Stores, Inc.

470

22,612

Pactiv Corp.*†

70

2,232

Energizer Holdings, Inc.*†

220

21,912

Eagle Materials, Inc.†

20

981

Loews Corp. - Carolina Group

280

21,636

Total Materials

411,495

Corn Products International, Inc.

470

21,361

UTILITIES 4.0%

J.M. Smucker Co.

330

21,008

Sempra Energy†

440

26,061

Pepsi Bottling Group, Inc.

580

19,534

TXU Corp.

380

25,574

Dean Foods Co.

610

19,441

Mirant Corp.*

540

23,031

Molson Coors Brewing Co. —

Duke Energy Corp.

1,120

20,496

Class B

210

19,417

Energy East Corp.

770

20,089

Imperial Sugar Co., Inc.†

630

19,398

FirstEnergy Corp.

310

20,066

Nash Finch Co.†

390

19,305

Westar Energy, Inc.

820

19,910

Rite Aid Corp.*†

3,020

19,268

CenterPoint Energy, Inc.†

1,140

19,836

General Mills, Inc.

320

18,694

TECO Energy, Inc.†

1,130

19,413

Alberto-Culver Co.

750

17,790

Energen Corp.

350

19,229

Village Super Market

330

15,777

Alliant Energy Corp.

480

18,648

Prestige Brands Holdings, Inc. —

Sierra Pacific Resources*

1,060

18,614

Class A*

1,130

14,667

Portland General Electric Co.

640

17,562

Hain Celestial Group, Inc.*

510

13,841

NRG Energy, Inc.*

420

17,459

Coca-Cola Co.

210

10,985

Puget Energy, Inc.

700

16,926

TreeHouse Foods, Inc.*

370

9,846

FPL Group, Inc.

250

14,185

Kimberly-Clark Corp.†

130

8,696

Pinnacle West Capital Corp.

340

13,549

Kroger Co.

220

6,189

Oneok, Inc.

210

10,586

Casey’s General Stores, Inc.

150

4,089

Southwest Gas Corp.

270

9,129

MGP Ingredients, Inc.†

170

2,873

Black Hills Corp.†

170

6,758

Central European Distribution

IDACORP, Inc.

150

4,806

Corp.*†

80

2,770

Total Utilities

361,927

Universal Corp.†

40

2,437

Spartan Stores, Inc.

70

2,304

CVS Corp.

50

1,822

Total Consumer Staples

537,356

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

MULTI-CAP CORE EQUITY FUND

VALUE

GAIN

MARKET

UNREALIZED

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

TELECOMMUNICATION SERVICES 2.7%

FUTURES CONTRACTS PURCHASED

AT&T, Inc.

1,260

$

52,290

September 2007 S&P 500 Index

Verizon Communications, Inc.†

1,170

48,169

Mini Futures Contracts

American Tower Corp. —

(Aggregate Market Value

Class A*

690

28,980

of Contracts $606,500)

8

$

2,285

Embarq Corp.

370

23,447

USA Mobility, Inc.*†

790

21,140

CenturyTel, Inc.

420

20,601

Syniverse Holdings, Inc.*

1,360

17,489

Sprint Nextel Corp.†

710

14,704

Atlantic Tele-Network, Inc.

490

14,034

Total Telecommunication Services

240,854

Total Common Stocks

(Cost $7,650,583)

8,416,477

AMOUNT

FACE

REPURCHASE AGREEMENTS 6.4%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

$

177,739

177,739

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

177,739

177,739

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

176,220

176,220

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

43,943

43,943

Total Repurchase Agreements

(Cost $575,641)

575,641

SECURITIES LENDING COLLATERAL 16.6%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

1,497,996

1,497,996

Total Securities Lending Collateral

(Cost $1,497,996)

1,497,996

Total Investments 116.4%

(Cost $9,724,220)

$

10,490,114

Liabilities in Excess of

Other Assets – (16.4)%

$  (1,479,468)

Net Assets – 100.0%

$

9,010,646

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

16

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 97.8%

Smurfit-Stone Container

Corp.*

38,500

$

512,435

CONSUMER DISCRETIONARY 23.9%

Pactiv Corp.*

16,000

510,240

Amazon.com, Inc.*†

50,128

$

3,429,256

Eagle Materials, Inc.

10,000

490,500

Liberty Media Corp -

Alcan, Inc.

6,000

487,800

Interactive*

96,701

2,159,333

Bemis Co.

14,100

467,838

Expedia, Inc.*†

65,800

1,927,282

Alcoa, Inc.

11,500

466,095

IAC/InterActiveCorp*

50,500

1,747,805

Southern Copper Corp.†

4,700

443,022

Johnson Controls, Inc.†

10,800

1,250,316

AptarGroup, Inc.

12,200

433,832

Priceline.com, Inc.*†

15,800

1,086,092

Packaging Corporation of

Nutri/System, Inc.*†

14,700

1,026,648

America

17,072

432,092

Magna International, Inc. —

Silgan Holdings, Inc.

7,400

409,072

Class A†

9,000

818,910

Texas Industries, Inc.†

4,803

376,603

Goodyear Tire & Rubber Co.*†

20,300

705,628

Barrick Gold Corp.

12,500

363,375

Netflix, Inc.*†

34,200

663,138

Greif, Inc. — Class A

5,546

330,597

GSI Commerce, Inc.*†

28,091

637,947

Nucor Corp.†

5,000

293,250

BorgWarner, Inc.

7,000

602,280

Teck Cominco Ltd. — Class B

6,784

288,320

Systemax, Inc.†

26,807

557,854

Goldcorp, Inc.

11,900

281,911

Autoliv, Inc.

9,100

517,517

Newmont Mining Corp.†

7,200

281,232

TRW Automotive Holdings

Rock-Tenn Co. — Class A

8,600

272,792

Corp.*

13,900

511,937

Headwaters, Inc.*

15,400

265,958

Gentex Corp.†

22,200

437,118

Freeport-McMoRan Copper

Cooper Tire & Rubber Co.

14,900

411,538

& Gold, Inc. — Class B

1,943

160,919

Lear Corp.*

10,800

384,588

Total Materials

19,764,768

Tenneco, Inc.*

10,300

360,912

ArvinMeritor, Inc.†

14,700

326,340

ENERGY 17.7%

Gmarket, Inc. — SP ADR*†

16,772

325,880

Exxon Mobil Corp.

14,400

1,207,872

American Axle & Manufacturing

Schlumberger Ltd.†

12,400

1,053,256

Holdings, Inc.

10,900

322,858

BP PLC — SP ADR

12,100

872,894

Total SA — SP ADR†

9,900

801,702

LKQ Corp.*†

11,800

290,988

Chevron Corp.†

8,900

749,736

Delphi Corp.*†

111,462

264,310

Blue Nile, Inc.*†

4,112

248,365

Royal Dutch Shell PLC —

SP ADR

8,700

706,440

Visteon Corp.*†

28,852

233,701

ENI-Ente Nazionale

Total Consumer Discretionary

21,248,541

Idrocarburi — SP ADR†

9,400

680,090

MATERIALS 22.2%

ConocoPhillips

7,900

620,150

Cemex SA de CV — SP ADR*

44,700

1,649,430

Halliburton Co.

17,300

596,850

Vulcan Materials Co.†

9,100

1,042,314

Transocean, Inc.*†

5,400

572,292

BHP Billiton Ltd. — SP ADR†

14,478

865,061

Baker Hughes, Inc.

6,700

563,671

Martin Marietta Materials, Inc.

5,300

858,706

Tenaris SA — SP ADR

11,000

538,560

Rio Tinto PLC — SP ADR†

2,500

765,300

Petroleo Brasiliero SA —

Anglo American PLC —

Petrobras

4,100

497,207

SP ADR

25,200

739,368

Statoil ASA — SP ADR

15,400

477,554

Owens-Illinois, Inc.*

20,900

731,500

Weatherford International

Temple-Inland, Inc.

11,600

713,748

Ltd.*†

8,200

452,968

Arcelor Mittal†

11,300

705,120

National-Oilwell Varco, Inc.*†

4,200

437,808

Florida Rock Industries, Inc.†

9,900

668,250

GlobalSantaFe Corp.

6,000

433,500

Companhia Vale do Rio

CNOOC Ltd. — SP ADR†

3,700

420,653

Doce — SP ADR†

14,800

659,340

Occidental Petroleum Corp.†

6,600

382,008

Ball Corp.

11,900

632,723

Diamond Offshore Drilling,

Sonoco Products Co.

12,900

552,249

Inc.†

3,700

375,772

Sealed Air Corp.†

17,800

552,156

EnCana Corp.†

6,100

374,845

Crown Holdings, Inc.*

21,851

545,620

Smith International, Inc.

6,200

363,568

POSCO — SP ADR

4,300

516,000

Noble Corp.

3,700

360,824

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Suncor Energy, Inc.

4,000

$

359,680

SK Telecom Co. Ltd. —

Valero Energy Corp.

4,800

354,528

SP ADR†

12,200

$

333,670

Marathon Oil Corp.

5,800

347,768

NII Holdings, Inc. — Class B*

4,000

322,960

Nabors Industries Ltd.*†

9,200

307,096

Turkcell Iletisim Hizmet AS,

ENSCO International, Inc.

4,700

286,747

Inc. — SP ADR

18,700

311,355

BJ Services Co.†

9,700

275,868

U.S. Cellular Corp.*

3,058

277,055

Cameron International Corp.*†

3,800

271,586

Philippine Long Distance

Total Energy

15,743,493

Telephone Co. — SP ADR†

4,800

274,560

INDUSTRIALS 17.0%

Crown Castle International

Alexander & Baldwin, Inc.†

25,802

1,370,344

Corp.*†

6,100

221,247

Kirby Corp.*†

32,817

1,259,845

Total Telecommunication Services

8,142,539

Diana Shipping, Inc.

49,609

1,111,242

UTILITIES 7.9%

Seaspan Corp.†

33,932

1,091,932

TXU Corp.

22,400

1,507,520

Horizon Lines, Inc. — Class A†

29,300

959,868

Constellation Energy Group,

Fluor Corp.

8,300

924,371

Inc.

12,900

1,124,493

Foster Wheeler Ltd.*

8,000

855,920

AES Corp.*

46,800

1,023,984

Jacobs Engineering Group, Inc.*

13,300

764,883

NRG Energy, Inc.*

23,200

964,424

Shaw Group, Inc.*†

13,600

629,544

Mirant Corp.*

22,300

951,095

KBR, Inc.*

23,900

626,897

Huaneng Power International,

DryShips, Inc.†

14,000

607,320

Inc. — SP ADR

12,200

566,690

Quanta Services, Inc.*†

18,100

555,127

Dynegy, Inc. — Class A*

59,200

558,848

Chicago Bridge & Iron, Co. NV

14,400

543,456

Ormat Technologies, Inc.†

7,973

300,422

Granite Construction, Inc.

7,300

468,514

EMCOR Group, Inc.*

6,400

466,560

Total Utilities

6,997,476

Total Common Stocks

URS Corp.*

9,600

466,080

Washington Group International,

(Cost $77,875,057)

87,064,440

Inc.*

5,700

456,057

FACE

Perini Corp.*

6,542

402,529

AMOUNT

Genco Shipping & Trading Ltd.†

9,381

387,060

Infrasource Services, Inc.*

9,500

352,450

REPURCHASE AGREEMENT 2.6%

Repurchase Agreement (Note 5)

Eagle Bulk Shipping, Inc.†

15,393

344,957

Quintana Maritime Ltd.†

18,287

289,300

Lehman Brothers Holdings, Inc.

Insituform Technologies, Inc. —

issued 06/29/07 at 4.15%

Class A*†

10,700

233,367

due 07/02/07

$

2,299,309

2,299,309

Total Repurchase Agreement

Total Industrials

15,167,623

(Cost $2,299,309)

2,299,309

TELECOMMUNICATION SERVICES 9.1%

China Mobile Hong Kong Ltd. —

SECURITIES LENDING COLLATERAL 27.7%

SP ADR

24,800

1,336,720

Investment in Securities Lending Short Term

Vodafone Group PLC —

Investment Portfolio Held by

SP ADR†

35,580

1,196,555

U.S. Bank (Note 8)

24,694,510

24,694,510

America Movil SAB de CV —

Total Securities Lending Collateral

SP ADR†

16,100

997,073

(Cost $24,694,510)

24,694,510

Sprint Nextel Corp.†

32,400

671,004

Total Investments 128.1%

Rogers Communications,

(Cost $104,868,876)

$ 114,058,259

Inc. — Class B†

11,300

480,137

Mobile Telesystems — SP ADR

7,700

466,389

Liabilities in Excess of

Other Assets – (28.1)%

Vimpel-Communications —

$  (24,999,372)

SP ADR

4,400

463,584

Net Assets – 100.0%

$

89,058,887

Alltel Corp.†

6,600

445,830

American Tower Corp. —

Class A*

8,200

344,400

†

*

Non-Income Producing Security.

ADR—American Depository Receipt.

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 59.6%

AmeriCredit Corp.*

1,130

$

30,001

Boston Properties, Inc.†

280

28,596

FINANCIALS 11.9%

UBS AG — SP ADR

470

28,205

Travelers Cos., Inc.

2,993

$

160,151

Compass Bancshares, Inc.

350

24,143

Allstate Corp.†

2,500

153,775

Banco Santander Central Hispano

Hartford Financial Services

SA — SP ADR

1,270

23,343

Group, Inc.

1,280

126,093

Apartment Investment &

ACE Ltd.

1,821

113,849

Management Co. — Class A†

460

23,193

Chubb Corp.

2,050

110,987

Janus Capital Group, Inc.†

820

22,829

Cbot Holdings, Inc.*†

490

101,234

Barclays PLC — SP ADR†

400

22,316

Goldman Sachs Group, Inc.

460

99,705

Allianz AG — SP ADR†

950

22,106

SLM Corp.

1,700

97,886

Horace Mann Educators Corp.

1,040

22,090

Bank of New York Co., Inc.*

2,350

97,384

Banco Bilbao Vizcaya Argentaria

Sky Financial Group, Inc.

3,460

96,396

SA — SP ADR†

900

21,942

Spirit Finance Corp.†

6,590

95,950

Deutsche Bank AG — SP ADR†

140

20,264

Nuveen Investments, Inc. —

ING Groep NV — SP ADR

450

19,786

Class A

1,540

95,711

Lloyds TSB Group PLC — SP ADR

440

19,677

Yardville National Corp.

2,800

95,620

AXA — SP ADR†

400

17,216

Investors Financial Services

ABN AMRO Holding NV —

Corp.

1,550

95,588

SP ADR

350

16,072

Bristol West Holdings, Inc.

4,270

95,520

Credit Suisse Group — SP ADR

200

14,192

International Securities Exchange

Highwoods Properties, Inc.†

310

11,625

Holdings, Inc.

1,460

95,411

Marsh & McLennan Cos., Inc.†

300

9,264

Winston Hotels, Inc.

6,360

95,400

ProLogis†

160

9,104

James River Group, Inc.

2,870

95,370

Host Hotels & Resorts, Inc.†

370

8,554

Ohio Casualty Corp.

2,200

95,282

First American Corp.†

170

8,415

Innkeepers USA Trust

5,370

95,210

Federated Investors, Inc. — Class B

120

4,600

21st Century Insurance Group

4,340

94,872

Potlatch Corp.†

70

3,013

Highland Hospitality Corp.†

4,930

94,656

Cousins Properties, Inc.†

100

2,901

Equity Inns, Inc.

4,220

94,528

Axis Capital Holdings Ltd.

2

81

MAF Bancorp, Inc.†

1,740

94,412

Citizens/TX, Inc.*

11

77

Crescent Real Estate EQT Co.

4,180

93,799

Hallmark Financial Services, Inc.*

6

73

Eagle Hospitality Properties

Platinum Underwriters Holdings Ltd.

2

70

Trust, Inc.

7,100

93,436

IPC Holdings Ltd.†

2

65

Genworth Financial, Inc. —

Assured Guaranty Ltd.

2

59

Class A

2,630

90,472

Max Capital Group Ltd.

2

57

A.G. Edwards, Inc.

1,060

89,623

Aspen Insurance Holdings Ltd.

2

56

Archstone-Smith Trust

1,419

83,877

Montpelier Re Holdings Ltd.†

3

56

XL Capital Ltd.†

961

81,003

Epoch Holding Corp.*

4

54

Radian Group, Inc.

1,490

80,460

K-Fed Bancorp

3

47

Capital One Financial Corp.†

990

77,656

Ladenburg Thalmann Financial

UnumProvident Corp.†

2,600

67,886

Services, Inc.*

5

12

Cincinnati Financial Corp.

1,440

62,496

Total Financials

4,216,274

Everest Re Group Ltd.

491

53,342

Old Republic International Corp.

2,470

52,512

CONSUMER DISCRETIONARY 9.7%

Fidelity National Financial, Inc. —

Cablevision Systems Corp. —

Class A*

5,093

184,421

Class A†

2,180

51,666

Time Warner, Inc.

6,310

HSBC Holdings PLC — SP ADR†

510

46,803

132,762

Home Depot, Inc.

2,960

American Financial Group, Inc.

1,370

46,785

116,476

Riviera Holdings Corp.*

3,150

114,502

Protective Life Corp.

870

41,595

Loews Corp.

810

41,294

Dow Jones & Co., Inc.

1,790

102,835

W.R. Berkley Corp.

Vertrue, Inc.*

1,970

96,096

1,090

35,469

Commerce Group, Inc.

Dollar General Corp.

4,380

96,009

1,020

35,414

Oakley, Inc.

3,370

95,708

Vornado Realty Trust†

310

34,050

XM Satellite Radio Holdings, Inc.*†

8,130

95,690

J.P. Morgan Chase & Co.

650

31,492

ServiceMaster Co.

6,130

94,770

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Harrah’s Entertainment, Inc.

1,110

$

94,638

The Walt Disney Co.†

310

$

10,583

Genesco, Inc.*

1,800

94,158

Sotheby’s Holdings, Inc. — Class A

220

10,124

Stride Rite Corp.

4,630

93,804

American Eagle Outfitters, Inc.

390

10,007

Station Casinos, Inc.

1,080

93,744

Big Lots, Inc.*†

330

9,709

Harman International Industries,

Tenneco, Inc.*

270

9,461

Inc.

800

93,440

Hasbro, Inc.†

290

9,109

Catalina Marketing Corp.†

2,960

93,240

Koninklijke Philips Electronics

Levitt Corp. — Class A

9,870

93,074

NV — SP ADR

210

8,887

1-800 Contacts, Inc.*†

3,954

92,761

Dollar Tree Stores, Inc.*

200

8,710

Lear Corp.*

2,590

92,230

American Axle & Manufacturing

Penn National Gaming, Inc.*

1,530

91,938

Holdings, Inc.

290

8,590

Tribune Co.

3,120

91,728

Gmarket, Inc. — SP ADR*†

430

8,355

CKX, Inc.*

6,500

89,830

GSI Commerce, Inc.*

360

8,176

Lowe’s Cos., Inc.

2,860

87,773

Luxottica Group — SP ADR

210

8,114

Carnival Corp.

1,761

85,884

Phillips-Van Heusen Corp.†

130

7,874

Macy’s, Inc.

1,610

64,046

Systemax, Inc.†

370

7,700

Gannett Co., Inc.†

830

45,608

LKQ Corp.*†

310

7,645

Johnson Controls, Inc.†

340

39,362

OfficeMax, Inc.

180

7,074

Whirlpool Corp.†

340

37,808

Kohl’s Corp.*

90

6,393

McDonald’s Corp.

660

33,502

Visteon Corp.*†

770

6,237

Mohawk Industries, Inc.*†

330

33,261

Delphi Corp.*†

2,520

5,976

DIRECTV Group, Inc.*

1,270

29,350

ArvinMeritor, Inc.†

260

5,772

Dillard’s, Inc. — Class A†

790

28,385

Payless Shoesource, Inc.*

170

5,363

Liberty Media Corp — Interactive*

1,240

27,689

WPP Group PLC — SP ADR

60

4,485

Expedia, Inc.*†

850

24,896

GameStop Corp. — Class A*

80

3,128

Goodyear Tire & Rubber Co.*†

680

23,637

Ross Stores, Inc.†

80

2,464

IAC/InterActiveCorp*

660

22,843

Brinker International, Inc.†

80

2,342

Hanesbrands, Inc.*†

810

21,894

Netflix, Inc.*†

120

2,327

Magna International, Inc. —

Aeropostale, Inc.*

40

1,667

Class A†

240

21,838

Bob Evans Farms, Inc.†

40

1,474

Brunswick Corp.†

660

21,536

Time Warner Cable, Inc. — Class A*

2

78

Belo Corp. — Class A

920

18,943

DaimlerChrysler AG — SP ADR

Total Consumer Discretionary

3,412,521

200

18,390

INFORMATION TECHNOLOGY 7.2%

Regis Corp.

480

18,360

American Greetings Corp. —

Hewlett-Packard Co.

5,691

253,898

Class A

620

17,565

aQuantive, Inc.*†

1,560

99,528

Scholastic Corp.*

480

17,251

Avaya, Inc.*

5,720

96,325

Color Kinetics, Inc.*

2,870

95,887

Mattel, Inc.†

640

16,186

Nordstrom, Inc.†

310

15,847

Covansys Corp.*

2,820

95,683

eCollege.com, Inc.*†

4,290

95,452

BorgWarner, Inc.

180

15,487

BISYS Group, Inc.*

8,050

95,231

M.D.C. Holdings, Inc.†

320

15,475

Authorize.Net Holdings, Inc.*

5,320

95,175

Lennar Corp. — Class A†

410

14,990

First Data Corp.

2,900

94,743

Priceline.com, Inc.*†

210

14,435

Polo Ralph Lauren Corp.†

140

13,735

Agile Software Corp.*

11,703

94,326

Alliance Data Systems Corp.*

1,220

94,282

AutoZone, Inc.*†

100

13,662

Autoliv, Inc.

240

13,649

CDW Corp.*

1,090

92,617

Ceridian Corp.*

2,630

92,050

TRW Automotive Holdings Corp.*

370

13,627

Aeroflex, Inc.*

Nutri/System, Inc.*†

190

13,270

6,460

91,538

Lee Enterprises, Inc.

580

12,099

Solectron Corp.*

24,830

91,374

Affiliated Computer Services,

Comcast Corp. — Class A*†

430

12,092

Inc. — Class A*

Gentex Corp.

590

11,617

1,580

89,618

KB HOME

290

11,417

Acxiom Corp.

3,341

88,369

Xerox Corp.*

4,610

85,193

Media General, Inc.

340

11,312

Modine Manufacturing Co.

490

11,074

Inter-Tel, Inc.

3,540

84,712

Cooper Tire & Rubber Co.

400

11,048

Motorola, Inc.†

4,480

79,296

Computer Sciences Corp.*

1,150

68,022

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Micron Technology, Inc.*†

3,930

$

49,243

DRS Technologies, Inc.†

640

$

36,653

Teradyne, Inc.*†

2,500

43,950

United Rentals, Inc.*

1,060

34,492

Novell, Inc.*

4,840

37,704

Kirby Corp.*†

880

33,783

Vishay Intertechnology, Inc.*

2,290

36,228

GATX Corp.†

680

33,490

Jabil Circuit, Inc.

1,230

27,146

Alexander & Baldwin, Inc.†

630

33,459

MPS Group, Inc.*

1,760

23,531

YRC Worldwide, Inc.*†

840

30,912

Imation Corp.†

600

22,116

Diana Shipping, Inc.

1,330

29,792

Nokia OYJ — SP ADR

750

21,083

Seaspan Corp.†

900

28,962

Palm, Inc.*†

1,240

19,852

Werner Enterprises, Inc.†

1,340

27,001

BMC Software, Inc.*

650

19,695

Terex Corp.*

330

26,829

Cree, Inc.*†

740

19,129

Horizon Lines, Inc. — Class A

780

25,553

Avnet, Inc.*†

480

19,027

Kelly Services, Inc.

890

24,439

CommScope, Inc.*†

260

15,171

Deere & Co.†

200

24,148

Polycom, Inc.*

430

14,448

Siemens AG — SP ADR

150

21,459

Convergys Corp.*

570

13,817

RR Donnelley & Sons Co.

460

20,015

Applied Materials, Inc.†

650

12,916

Foster Wheeler, Ltd.*

181

19,365

Telefonaktiebolaget LM

American Standard Cos., Inc.

270

15,925

Ericsson — SP ADR†

270

10,770

SPX Corp.†

160

14,050

Sun Microsystems, Inc.*

1,910

10,047

AGCO Corp.*†

320

13,891

Mentor Graphics Corp.*

760

10,009

DryShips, Inc.†

320

13,882

Nvidia Corp.*

240

9,914

KBR, Inc.*

520

13,640

Electronic Data Systems Corp.

330

9,151

Shaw Group, Inc.*

290

13,424

SAP AG — SP ADR†

160

8,171

Chicago Bridge & Iron, Co. NV

310

11,699

Intersil Corp. — Class A

160

5,034

Genco Shipping & Trading Ltd.†

250

10,315

Novellus Systems, Inc.*

160

4,539

Granite Construction, Inc.

160

10,269

Macrovision Corp.*†

100

3,006

EMCOR Group, Inc.*

140

10,206

Advent Software, Inc.*†

60

1,953

URS Corp.*

210

10,196

Accenture Ltd. — Class A

2

86

Eagle Bulk Shipping, Inc.†

410

9,188

Amdocs, Ltd.*

2

80

Deluxe Corp.†

220

8,934

Marvell Technology Group Ltd.*

4

73

ITT Industries, Inc.

130

8,876

Seagate Technology†

3

65

Perini Corp.*

140

8,614

OpenTV Corp.*

6

13

Sequa Corp. — Class A*

70

7,840

Total Information Technology

2,541,286

Quintana Maritime Ltd.†

430

6,803

INDUSTRIALS 6.4%

Insituform Technologies, Inc. —

Tyco International Ltd.*

5,564

188,101

Class A*†

230

5,016

CSX Corp.

2,400

108,192

Flowserve Corp.†

70

5,012

Cummins, Inc.

990

100,198

JetBlue Airways Corp.*†

320

3,760

Infrasource Services, Inc.*

2,630

97,573

Herman Miller, Inc.

110

3,476

PHH Corp.*

3,070

95,815

Ryanair Holdings PLC — SP ADR*†

90

3,398

Waste Management, Inc.

2,450

95,672

Hertz Global Holdings, Inc.*

3

80

Armor Holdings, Inc.*

67

1,100

95,557

Owens Corning, Inc.*

2

67

Laidlaw International, Inc.

2,760

95,358

Northwest Airlines Corp.*†

3

Interpool

3,530

94,957

Delta Air Lines, Inc.*

3

59

EGL, Inc.*†

2,030

94,354

UTI Worldwide, Inc.

2

54

Florida East Coast Industries,

Protection One, Inc.*

3

45

Inc.†

1,130

93,767

Total Industrials

2,245,058

Norfolk Southern Corp.†

1,730

90,946

HEALTH CARE 5.3%

Washington Group International,

Pfizer, Inc.

6,560

167,739

Inc.*

1,120

89,611

WellPoint, Inc.*

1,630

130,123

Eaton Corp.†

870

80,910

Tanox, Inc.*†

5,080

98,603

Paccar, Inc.†

490

42,650

Cholestech Corp.*

4,435

97,526

Lockheed Martin Corp.†

450

42,358

Triad Hospitals, Inc.*

1,770

95,155

Timken Co.†

1,140

41,165

Cytyc Corp.*†

2,200

94,842

Ryder System, Inc.

720

38,736

Sierra Health Services, Inc.*

2,280

94,802

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Genesis HealthCare Corp.*

1,380

$

94,420

XTO Energy, Inc.

780

$

46,878

Symbion, Inc.*†

4,330

94,004

BP PLC — SP ADR

620

44,727

Bausch & Lomb, Inc.

1,289

89,508

Williams Cos., Inc.

1,360

43,003

Aetna, Inc.

1,780

87,932

Total SA — SP ADR†

520

42,110

McKesson Corp.†

1,250

74,550

Cameron International Corp.*†

500

35,735

Schering-Plough Corp.

2,200

66,968

Cimarex Energy Co.

840

33,104

Coventry Health Care, Inc.*

960

55,344

Noble Energy, Inc.

510

31,819

Quest Diagnostics, Inc.†

790

40,804

Pogo Producing Co.†

610

30,982

King Pharmaceuticals, Inc.*†

1,990

40,715

National-Oilwell Varco, Inc.*†

290

30,230

Medco Health Solutions, Inc.*

490

38,215

Royal Dutch Shell PLC — SP ADR

340

27,608

Community Health Systems, Inc.*

940

38,023

Noble Corp.

271

26,428

Lincare Holdings, Inc.*

900

35,865

ENSCO International, Inc.†

340

20,743

Novartis AG — SP ADR

600

33,642

ENI-Ente Nazionale Idrocarburi —

GlaxoSmithKline PLC — SP ADR

610

31,946

SP ADR

280

20,258

Apria Healthcare Group, Inc.*

1,090

31,359

Transocean, Inc.*†

171

18,123

Kindred Healthcare, Inc.*

970

29,798

Baker Hughes, Inc.

180

15,143

CIGNA Corp.

570

29,765

Tenaris SA — SP ADR†

300

14,688

LifePoint Hospitals, Inc.*†

710

27,463

El Paso Corp.

830

14,301

Health Management Associates,

Weatherford International Ltd.*

241

13,313

Inc. — Class A†

1,900

21,584

GlobalSantaFe Corp.

171

12,355

AstraZeneca PLC — SP ADR

370

19,788

Diamond Offshore Drilling, Inc.†

110

11,172

WellCare Health Plans, Inc.*†

210

19,007

Grant Prideco, Inc.*

180

9,689

Eli Lilly & Co.

340

18,999

Tidewater, Inc.†

110

7,797

Manor Care, Inc.

270

17,628

Superior Energy Services, Inc.*

170

6,786

Baxter International, Inc.

260

14,648

Ship Finance International Ltd.†

2

59

Varian, Inc.*

190

10,418

Humana, Inc.*

130

7,918

Total Energy

1,569,128

UTILITIES 3.9%

Sanofi-Aventis — SP ADR

190

7,651

KeySpan Corp.†

2,280

95,714

DENTSPLY International, Inc.

150

5,739

Alcon, Inc. — SP ADR

40

5,396

Cascade Natural Gas Corp.

3,600

95,076

TXU Corp.†

1,400

94,220

Health Net, Inc.*

100

5,280

Teva Pharmaceutical Industries

Aquila, Inc.*†

22,660

92,679

NorthWestern Corp.

Ltd. — SP ADR†

110

4,538

2,870

91,295

Valeant Pharmaceuticals

Constellation Energy Group, Inc.

860

74,966

Edison International†

1,170

65,660

International†

210

3,505

AES Corp.*

2,410

52,731

Perrigo Co.†

160

3,133

NRG Energy, Inc.*

1,200

49,884

Tercica, Inc.*

15

77

Neurogen Corp.*

9

60

Mirant Corp.*

1,150

49,048

Duke Energy Corp.

2,200

40,260

Healthsouth Corp.*†

3

54

Xcel Energy, Inc.†

1,800

36,846

Halozyme Therapeutics, Inc.*

2

19

Kosan Biosciences, Inc.*

2

11

DTE Energy Co.†

740

35,683

Total Health Care

1,884,564

FPL Group, Inc.†

600

34,044

Entergy Corp.

310

33,279

ENERGY 4.4%

Huaneng Power International,

ConocoPhillips

2,780

218,230

Inc. — SP ADR†

630

29,264

Valero Energy Corp.

1,750

129,255

Sierra Pacific Resources*

1,540

27,042

Horizon Offshore, Inc.*†

5,040

96,768

E.ON AG — SP ADR†

470

26,151

Hanover Compressor Co.*†

3,930

93,730

Questar Corp.

400

21,140

Todco — Class A*

1,950

92,060

Westar Energy, Inc.†

760

18,453

Hess Corp.

1,330

78,417

Black Hills Corp.†

440

17,490

Chesapeake Energy Corp.†

2,130

73,698

Energy East Corp.

610

15,915

Apache Corp.

860

70,167

Ormat Technologies, Inc.†

410

15,449

Marathon Oil Corp.

1,020

61,159

Northeast Utilities†

540

15,314

Overseas Shipholding Group, Inc.

630

51,282

Southern Co.†

430

14,745

Anadarko Petroleum Corp.

910

47,311

AGL Resources, Inc.

340

13,763

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Suez SA — SP ADR†

240

$

13,757

Turkcell Iletisim Hizmet AS, Inc. —

FirstEnergy Corp.

210

13,593

SP ADR

500

$

8,325

PPL Corp.†

290

13,569

NII Holdings, Inc. — Class B*

100

8,074

Energen Corp.

240

13,186

Telecom Italia — SP ADR†

280

7,689

CenterPoint Energy, Inc.†

750

13,050

U.S. Cellular Corp.*

80

7,248

Southern Union Co.

400

13,036

Philippine Long Distance

American Electric Power Co., Inc.

280

12,611

Telephone Co. — SP ADR†

120

6,864

National Fuel Gas Co.†

280

12,127

Crown Castle International Corp.*†

160

5,803

Oneok, Inc.

230

11,594

Total Telecommunication Services

1,380,236

UGI Corp.

400

10,912

Atmos Energy Corp.

340

10,220

CONSUMER STAPLES 3.6%

Progress Energy, Inc.†

220

10,030

Wal-Mart Stores, Inc.

7,122

342,681

Reliant Energy, Inc.*

370

9,972

Safeway, Inc.†

4,360

148,371

Reynolds American, Inc.†

1,670

108,884

IDACORP, Inc.†

280

8,971

CMS Energy Corp.

490

8,428

SUPERVALU, Inc.

2,290

106,073

Piedmont Natural Gas Co.†

Topps†

9,660

101,527

340

8,381

Pathmark Stores, Inc.*

WGL Holdings, Inc.

250

7,550

97,848

8,160

Nicor, Inc.†

190

8,155

Pepsi Bottling Group, Inc.

1,780

59,950

New Jersey Resources Corp.†

150

Kroger Co.

1,920

54,010

7,653

Southwest Gas Corp.

Smithfield Foods, Inc.*

210

7,100

1,310

40,335

South Jersey Industries, Inc.†

180

6,368

UST, Inc.

680

36,523

Pinnacle West Capital Corp.

140

5,579

Energizer Holdings, Inc.*†

360

35,856

Pepco Holdings, Inc.

Constellation Brands, Inc. —

100

2,820

Class A*†

1,080

26,222

TECO Energy, Inc.†

160

2,749

Dynegy, Inc. — Class A*

160

1,510

Tyson Foods, Inc. — Class A

910

20,966

Total Utilities

Walgreen Co.

1,389,642

460

20,028

Diageo PLC — SP ADR

220

18,328

TELECOMMUNICATION SERVICES 3.9%

Unilever NV — SP ADR†

590

18,302

AT&T, Inc.

11,570

480,155

Alberto-Culver Co.

720

17,078

Verizon Communications, Inc.

5,390

221,906

Molson Coors Brewing Co. —

Eschelon Telecom*

3,210

95,016

Class B†

100

9,246

Alltel Corp.†

1,370

92,543

Cadbury Schweppes PLC —

CT Communications, Inc.

3,030

92,445

SP ADR

160

8,688

Vodafone Group PLC — SP ADR†

2,030

68,269

CenturyTel, Inc.

Total Consumer Staples

1,270,916

970

47,578

China Mobile Hong Kong Ltd. —

MATERIALS 3.3%

SP ADR

660

Abitibi — Consolidated Inc.*†

38,260

112,484

35,574

Qwest Communications

IPSCO, Inc.

600

95,328

Myers Industries, Inc.

4,250

93,967

International, Inc.*†

3,210

31,137

America Movil SAB de CV —

Pioneer Cos., Inc.*†

2,730

93,830

SP ADR†

Dow Chemical Co.

1,370

60,581

430

26,630

United States Steel Corp.†

Telefonica SA — SP ADR

380

490

53,287

25,369

Telephone & Data Systems, Inc.

340

21,274

Alcoa, Inc.

1,290

52,284

BT Group PLC — SP ADR

290

Temple-Inland, Inc.

740

45,532

19,308

Deutsche Telekom AG —

Anglo American PLC — SP ADR

1,230

36,088

BHP Billiton Ltd. — SP ADR†

580

34,655

SP ADR†

810

14,912

Rogers Communications, Inc. —

Rio Tinto PLC — SP ADR†

110

33,673

Class B†

300

12,747

Pactiv Corp.*†

850

27,107

Owens-Illinois, Inc.*

560

19,600

Mobile Telesystems — SP ADR

210

12,720

Arcelor Mittal†

300

Vimpel-Communications —

18,720

Allegheny Technologies, Inc.†

170

17,830

SP ADR

110

11,590

American Tower Corp. — Class A*

220

9,240

Companhia Vale do Rio Doce —

SK Telecom Co., Ltd. — SP ADR†

330

9,026

SP ADR†

390

17,375

Ball Corp.†

320

17,014

France Telecom SA — SP ADR

320

8,794

Eastman Chemical Co.†

260

16,726

Valspar Corp.

560

15,910

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

BASF AG — SP ADR

120

$

15,685

Morgan Stanley

Sealed Air Corp.

470

14,579

issued 06/29/07 at 4.25%

Sonoco Products Co.

340

14,555

due 07/02/07

$1,734,903

$

1,734,903

Crown Holdings, Inc.*

570

14,233

Lehman Brothers Holdings, Inc.

Smurfit-Stone Container Corp.*

1,020

13,576

issued 06/29/07 at 4.15%

POSCO — SP ADR

110

13,200

due 07/02/07

432,617

432,617

Alcan, Inc.

160

13,008

Total Repurchase Agreements

Worthington Industries, Inc.

600

12,990

Ashland, Inc.

200

12,790

(Cost $11,080,316)

11,080,316

Steel Dynamics, Inc.†

300

12,573

SECURITIES LENDING COLLATERAL 16.7%

Southern Copper Corp.†

131

12,348

Investment in Securities Lending Short Term

Albemarle Corp.

320

12,330

Investment Portfolio Held by

Bemis Co.

370

12,277

U.S. Bank (Note 8)

5,899,863

5,899,863

Packaging Corporation of America

450

11,390

Total Securities Lending Collateral

AptarGroup, Inc.

320

11,379

(Cost $5,899,863)

5,899,863

Silgan Holdings, Inc.

190

10,503

Barrick Gold Corp.

330

9,593

Total Long Securities 114.8%

(Cost $39,494,736)

$ 40,573,205

Cabot Corp.

200

9,536

Teck Cominco Ltd. — Class B

210

8,925

SHARES

Greif, Inc. — Class A

140

8,345

COMMON STOCKS SOLD SHORT (37.2)%

Nucor Corp.

130

7,625

Goldcorp, Inc.†

320

7,581

Rock-Tenn Co. — Class A

230

7,296

TELECOMMUNICATION SERVICES (0.3)%

E.I. du Pont de Nemours and Co.†

140

7,118

NeuStar, Inc.*

1,420

(41,137)

Sprint Nextel Corp.

3,620

(74,970)

Louisiana-Pacific Corp.†

270

5,108

Total Telecommunication Services

(116,107)

Freeport-McMoRan Copper &

Gold, Inc. — Class B

50

4,141

UTILITIES (1.0)%

Ameren Corp.

Airgas, Inc.

50

2,395

Hawaiian Electric Industries, Inc.

410

(9,713)

Equitable Resources, Inc.

Ferro Corp.

50

1,247

580

(28,426)

Total Materials

1,148,317

760

(37,665)

Total Common Stocks

Aqua America, Inc.

2,160

(48,578)

Allegheny Energy, Inc.*

970

(50,188)

(Cost $20,102,267)

21,057,942

Great Plains Energy, Inc.

2,380

(69,306)

EXCHANGE TRADED FUNDS 7.2%

Exelon Corp.

1,450

(105,270)

iShares S&P GSCI Commodity Indexed

Total Utilities

(349,146)

Trust*†

35,000

1,487,150

MATERIALS (1.5)%

iShares MSCI Emerging Markets

Olin Corp.

240

(5,040)

Index Fund†

7,960

1,047,934

Glatfelter

430

(5,844)

Total Exchange Traded Funds

Lyondell Chemical Co.

210

(7,795)

(Cost $2,412,290)

2,535,084

Newmont Mining Corp.

240

(9,374)

Weyerhaeuser Co.

150

(11,839)

AMOUNT

FACE

Rohm & Haas Co.

270

(14,764)

International Paper Co.

450

(17,572)

REPURCHASE AGREEMENTS 31.3%

RPM International, Inc.

1,180

(27,270)

Repurchase Agreement (Note 5)

Florida Rock Industries, Inc.

530

(35,775)

Mizuho Financial Group, Inc.

Sigma-Aldrich Corp.

920

(39,256)

issued 06/29/07 at 4.50%

Ecolab, Inc.

1,270

(54,229)

due 07/02/07

$1,749,858

1,749,858

Vulcan Materials Co.

500

(57,270)

Credit Suisse Group

Monsanto Co.

1,590

(107,389)

issued 06/29/07 at 4.45%

Bowater, Inc.

5,869

(146,432)

due 07/02/07††

5,413,080

5,413,080

Total Materials

(539,849)

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

1,749,858

1,749,858

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

CONSUMER STAPLES (3.5)%

Coach, Inc.*

1,400

$

(66,346)

Universal Corp./Richmond VA

130

$

(7,920)

International Game Technology

1,840

(73,048)

HJ Heinz Co.

520

(24,684)

General Motors Corp.

2,170

(82,026)

Whole Foods Market, Inc.

850

(32,555)

Marriott International/DE, Inc. —

Brown-Forman Corp.

550

(40,194)

Class A

1,980

(85,615)

Great Atlantic & Pacific Tea Co.*

1,200

(40,248)

Starbucks Corp.*

4,780

(125,427)

Archer-Daniels-Midland Co.

1,859

(61,514)

Sirius Satellite Radio, Inc.*

45,824

(138,389)

Sara Lee Corp.

3,820

(66,468)

Total Consumer Discretionary

(1,295,595)

Costco Wholesale Corp.

1,159

(67,825)

Hansen Natural Corp.*

1,700

(73,066)

HEALTH CARE (3.9)%

Medicis Pharmaceutical Corp. —

Clorox Co.

1,948

(120,971)

Hershey Co.

Class A

150

(4,581)

2,529

(128,018)

Affymetrix, Inc.*

WM Wrigley Jr Co.

2,830

(156,527)

200

(4,978)

Avon Products, Inc.

Advanced Medical Optics, Inc.*

170

(5,929)

5,228

(192,129)

Hillenbrand Industries, Inc.

110

(7,150)

Colgate-Palmolive Co.

3,589

(232,747)

Hospira, Inc.*

250

(9,760)

Total Consumer Staples

(1,244,866)

CR Bard, Inc.

140

(11,568)

CONSUMER DISCRETIONARY (3.7)%

Forest Laboratories, Inc.*

300

(13,695)

Borders Group, Inc.

130

(2,478)

Gen-Probe, Inc.*

240

(14,501)

Blyth, Inc.

100

(2,658)

Omnicare, Inc.

410

(14,785)

Career Education Corp.*

130

(4,390)

Barr Pharmaceuticals, Inc.*

320

(16,074)

Beazer Homes USA, Inc.

180

(4,441)

Varian Medical Systems, Inc.*

440

(18,704)

Toll Brothers, Inc.*

200

(4,996)

Biogen Idec, Inc.*

649

(34,721)

Westwood One, Inc.

710

(5,105)

Boston Scientific Corp.*

2,350

(36,049)

Saks, Inc.

240

(5,124)

Merck & Co., Inc.

850

(42,330)

Furniture Brands International, Inc.

440

(6,248)

PDL BioPharma, Inc.*

2,090

(48,697)

Wyndham Worldwide Corp.*

190

(6,889)

Amgen, Inc.*

1,220

(67,454)

Hovnanian Enterprises, Inc. —

Sepracor, Inc.*

1,690

(69,324)

Class A*

480

(7,934)

Ventana Medical Systems, Inc.*

910

(70,316)

Ryland Group, Inc.

220

(8,221)

Tenet Healthcare Corp.*

10,870

(70,764)

Valassis Communications, Inc.*

540

(9,283)

Hologic, Inc.*

1,400

(77,434)

Ford Motor Co.

1,240

(11,681)

Vertex Pharmaceuticals, Inc.*

2,820

(80,539)

Circuit City Stores, Inc.

800

(12,064)

Intuitive Surgical, Inc.*

590

(81,874)

CBS Corp.

400

(13,328)

Celgene Corp.*

1,930

(110,647)

Centex Corp.

350

(14,035)

Stryker Corp.

2,020

(127,442)

Office Depot, Inc.*

490

(14,847)

Inverness Medical Innovations,

Chico’s FAS, Inc.*

630

(15,334)

Inc.*

2,550

(130,101)

Wendy’s International, Inc.

470

(17,273)

Gilead Sciences, Inc.*

5,440

(210,909)

EW Scripps Co. — Class A

430

(19,647)

Total Health Care

(1,380,326)

Pulte Homes, Inc.

980

(22,001)

INDUSTRIALS (4.2)%

DR Horton, Inc.

1,130

(22,521)

Apollo Group, Inc. — Class A*

430

(25,125)

Federal Signal Corp.

140

(2,220)

Mine Safety Appliances Co.

70

(3,063)

Amazon.Com, Inc.*

380

(25,996)

Dick’s Sporting Goods, Inc.*

510

(29,667)

ChoicePoint, Inc.*

100

(4,245)

Hubbell, Inc. — Class B

80

(4,337)

Eastman Kodak Co.

1,070

(29,778)

Airtran Holdings, Inc.*

570

(6,224)

Strayer Education, Inc.

240

(31,610)

DeVry, Inc.

960

HNI Corp.

230

(9,430)

(32,659)

RadioShack Corp.

999

(33,107)

Joy Global, Inc.

170

(9,916)

Best Buy Co., Inc.

730

(34,069)

Pentair, Inc.

340

(13,114)

Avis Budget Group, Inc.*

560

(15,921)

Scientific Games Corp. — Class A*

1,000

(34,950)

Robert Half International, Inc.

470

(17,155)

Carmax, Inc.*

1,430

(36,465)

Urban Outfitters, Inc.*

Rockwell Automation/DE, Inc.

320

(22,221)

1,740

(41,812)

Masco Corp.

990

(28,185)

Coldwater Creek, Inc.*

1,910

(44,369)

Caterpillar, Inc.

380

(29,754)

ITT Educational Services, Inc.*

380

(44,604)

Rollins, Inc.

1,380

(31,423)

Interpublic Group of Cos., Inc.*

4,389

(50,035)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Southwest Airlines Co.

2,160

$

(32,206)

Symantec Corp.*

800

$

(16,160)

Pall Corp.

939

(43,185)

Checkfree Corp.*

430

(17,286)

Brink’s Co.

700

(43,323)

Tellabs, Inc.*

1,859

(20,003)

Stericycle, Inc.*

1,000

(44,460)

Gartner, Inc.*

910

(22,377)

Jacobs Engineering Group, Inc.*

780

(44,858)

Citrix Systems, Inc.*

699

(23,535)

MSC Industrial Direct Co. —

Valueclick, Inc.*

970

(28,576)

Class A

919

(50,545)

National Semiconductor Corp.

1,059

(29,938)

Corporate Executive Board Co.

790

(51,279)

SanDisk Corp.*

690

(33,769)

General Electric Co.

1,380

(52,826)

Advanced Micro Devices, Inc.*

2,430

(34,749)

Fluor Corp.

510

(56,799)

Broadcom Corp. — Class A*

1,280

(37,440)

3M Co.

680

(59,017)

Unisys Corp.*

4,460

(40,764)

United Parcel Service, Inc. —

Activision, Inc.*

2,329

(43,482)

Class B

860

(62,780)

Parametric Technology Corp.*

2,200

(47,542)

Dun & Bradstreet Corp.

620

(63,848)

Intel Corp.

2,130

(50,609)

Monster Worldwide, Inc.*

1,630

(66,993)

F5 Networks, Inc.*

660

(53,196)

CH Robinson Worldwide, Inc.

1,320

(69,326)

Ciena Corp.*

1,510

(54,556)

Precision Castparts Corp.

580

(70,389)

PMC - Sierra, Inc.*

7,070

(54,651)

Expeditors International

Corning, Inc.*

2,360

(60,298)

Washington, Inc.

1,770

(73,101)

MEMC Electronic Materials, Inc.*

1,080

(66,010)

Fastenal Co.

1,920

(80,371)

Cognizant Technology Solutions

Rockwell Collins, Inc.

1,260

(89,006)

Corp. — Class A*

880

(66,079)

Pitney Bowes, Inc.

1,930

(90,363)

JDS Uniphase Corp.*

5,369

(72,106)

Quanta Services, Inc.*

4,540

(139,242)

Network Appliance, Inc.*

2,780

(81,176)

Total Industrials

(1,481,125)

Cybersource Corp.*

7,820

(94,309)

ENERGY (4.2)%

Paychex, Inc.

2,670

(104,450)

Pioneer Natural Resources Co.

320

(15,587)

Electronic Arts, Inc.*

2,660

(125,871)

Sunoco, Inc.

250

(19,920)

Apple, Inc.*

1,540

(187,942)

Murphy Oil Corp.

350

(20,804)

Yahoo!, Inc.*

7,780

(211,071)

Patterson-UTI Energy, Inc.

849

(22,252)

Google, Inc. — Class A*

720

(376,834)

BJ Services Co.

790

(22,468)

Total Information Technology

(2,121,404)

Arch Coal, Inc.

649

(22,585)

FINANCIALS (8.9)%

Rowan Cos., Inc.

610

(24,998)

Webster Financial Corp.

180

(7,681)

Nabors Industries Ltd.*

749

(25,002)

First Horizon National Corp.

290

(11,310)

Halliburton Co.

1,210

(41,745)

New York Community Bancorp, Inc.

670

(11,403)

Cal Dive International, Inc.*

3,750

(62,363)

IndyMac Bancorp, Inc.

500

(14,585)

FMC Technologies, Inc.*

820

(64,960)

Cathay General Bancorp

450

(15,093)

Quicksilver Resources, Inc.*

1,690

(75,340)

Sovereign Bancorp, Inc.

740

(15,644)

Hercules Offshore, Inc.*

2,340

(75,769)

Astoria Financial Corp.

679

(17,002)

Forest Oil Corp.*

1,880

(79,449)

Hanover Insurance Group, Inc.

360

(17,564)

Southwestern Energy Co.*

2,350

(104,575)

FirstMerit Corp.

1,020

(21,349)

Universal Compression Holdings,

Brown & Brown, Inc.

870

(21,872)

Inc.*

1,560

(113,053)

Fifth Third Bancorp

570

(22,669)

Smith International, Inc.

2,190

(128,422)

Commerce Bancorp, Inc.

870

(32,181)

Peabody Energy Corp.

3,468

(167,782)

E*Trade Financial Corp.*

1,560

(34,460)

Schlumberger Ltd.

4,810

(408,561)

M&T Bank Corp.

360

(38,484)

Total Energy

(1,495,635)

AON Corp.

950

(40,479)

INFORMATION TECHNOLOGY (6.0)%

Legg Mason, Inc.

420

(41,320)

Utstarcom, Inc.*

510

(2,861)

Leucadia National Corp.

1,260

(44,415)

Tech Data Corp.*

150

(5,769)

Weingarten Realty Investors

1,140

(46,854)

RF Micro Devices, Inc.*

1,669

(10,415)

Countrywide Financial Corp.

1,349

(49,036)

SRA International, Inc. — Class A*

440

(11,114)

Progressive Corp.

2,100

(50,253)

Semtech Corp.*

650

(11,265)

Waddell & Reed Financial, Inc. —

Powerwave Technologies, Inc.*

1,850

(12,395)

Class A

2,010

(52,280)

Silicon Laboratories, Inc.*

370

(12,806)

SEI Investments Co.

1,900

(55,176)

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

GAIN (LOSS)

MARKET

UNREALIZED

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

PNC Financial Services Group, Inc.

800

$

(57,264)

September 2007 Australian Dollar

Regency Centers Corp.

830

(58,515)

Futures Contracts

Eaton Vance Corp.

1,370

(60,527)

(Aggregate Market Value

Wachovia Corp.

1,280

(65,600)

of Contracts $592,200)

7

$

3,725

UDR, Inc.

2,519

(66,250)

September 2007 S&P 500 Index

MGIC Investment Corp.

1,170

(66,526)

Mini Futures Contracts

Macerich Co.

949

(78,217)

(Aggregate Market Value

Kimco Realty Corp.

2,060

(78,424)

of Contracts $7,884,500)

104

34,474

Developers Diversified Realty

September 2007 Russell 2000® Index

Corp.

1,610

(84,863)

Mini Futures Contracts

CB Richard Ellis Group, Inc. —

(Aggregate Market Value

Class A*

2,669

(97,418)

of Contracts $921,140)

11

2,731

BFC Financial Corp.*

26,076

(99,089)

September 2007 S&P MidCap 400

Washington Mutual, Inc.

2,369

(101,014)

Index Mini Futures Contracts

Huntington Bancshares/OH, Inc.

4,649

(105,718)

(Aggregate Market Value

AvalonBay Communities, Inc.

920

(109,370)

of Contracts $1,265,320)

14

(6,448)

State Street Corp.

1,720

(117,648)

(Total Aggregate Market Value of

Simon Property Group, Inc.

1,270

(118,161)

Contracts $13,260,424)

$

Mellon Financial Corp.

2,720

(119,680)

60,880

IntercontinentalExchange, Inc.*

September 2007 U.S. Dollar Index

850

(125,672)

FUTURES CONTRACTS SOLD SHORT

Moody’s Corp.

Futures Contracts

2,120

(131,864)

Chicago Mercantile Exchange

31

Holdings, Inc. — Class A

270

(144,277)

(Aggregate Market Value

Franklin Resources, Inc.

1,100

(145,717)

of Contracts $2,532,390)

$

24,951

Charles Schwab Corp.

7,688

(157,758)

September 2007 Japanese Yen

General Growth Properties, Inc.

5,240

(277,458)

Futures Contracts

Total Financials

of Contracts $512,688)

5

(3,128,140)

(Aggregate Market Value

Total Common Stocks Sold Short

7,423

September 2007 Swiss Franc

(Proceeds $12,768,560)

(13,152,193)

Total Short Sales (37.2)%

Futures Contracts

(Aggregate Market Value

(Proceeds $12,768,560)

$(13,152,193)

of Contracts $617,400)

6

(5,605)

Other Assets in Excess of

Liabilities – 22.4%

$

7,920,486

September 2007 Swedish Krona

Futures Contracts

Net Assets – 100.0%

$ 35,341,498

(Aggregate Market Value

of Contracts $587,000)

2

(12,125)

GAIN

UNREALIZED

(Total Aggregate Market Value of

CONTRACTS

(NOTE 1)

Contracts $4,249,478)

$

14,644

FUTURES CONTRACTS PURCHASED

PRINCIPAL

NOTIONAL

September 2007 British Pound

Futures Contracts

CREDIT DEFAULT SWAP AGREEMENT

(Aggregate Market Value

PROTECTION SOLD

of Contracts $626,719)

5

$

12,736

Dow Jones CDX North American

September 2007 New Zealand

Investment Grade Swap

Dollar Futures Contracts

Agreement, Series 7

(Aggregate Market Value

Protection Premium Rate 0.40%

of Contracts $611,920)

8

7,577

Terminating 12/20/11

$10,000,000

$

(22,727)

September 2007 Nikkei 225 Index

Futures Contracts

(Aggregate Market Value

of Contracts $1,358,625)

15

6,085

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

††

All or a portion of this security is pleged as short security collateral at June 30, 2007.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

COMMODITIES STRATEGY FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

EXCHANGE TRADED FUNDS 15.4%

REPURCHASE AGREEMENTS 20.6%

iShares S&P GSCI Commodity

Repurchase Agreement (Note 5)

Indexed Trust*

79,030

$

3,357,985

Mizuho Financial Group, Inc.

Total Exchange Traded Funds

issued 06/29/07 at 4.50%

(Cost $3,128,054)

3,357,985

due 07/02/07

$1,382,255

$

1,382,255

FACE

UBS Financial Services, Inc.

AMOUNT

issued 06/29/07 at 4.29%

due 07/02/07

1,382,255

1,382,255

STRUCTURED NOTES 36.2%

Morgan Stanley

Credit Suisse,

issued 06/29/07 at 4.25%

Goldman Sachs Commodity

due 07/02/07

1,370,442

1,370,442

Index Total Return

Lehman Brothers Holdings, Inc.

Linked Notes at 5.11%

issued 06/29/07 at 4.15%

due 01/31/08†

$3,000,000

4,299,690

due 07/02/07

341,735

341,735

Swedish Export Credit Corp.,

Goldman Sachs Commodity

Total Repurchase Agreements

Index Total Return

(Cost $4,476,687)

4,476,687

Total Investments 99.8%

Linked Notes at 5.09%

(Cost $19,299,630)

$  21,700,839

Other Assets in Excess of

due 01/18/08†

1,900,000

2,595,305

Credit Suisse,

Net Assets – 100.0%

Goldman Sachs Commodity

Liabilities – 0.2%

$

49,919

Index Total Return

$  21,750,758

Linked Notes at 5.12%

due 10/15/07†

1,052,313

976,273

Total Structured Notes

(Cost $5,699,990)

7,871,268

FEDERAL AGENCY DISCOUNT NOTES 27.6%

Farmer Mac**

5.11% due 07/02/07

2,000,000

2,000,000

Federal Farm Credit Bank**

5.11% due 07/03/07

2,000,000

1,999,716

Freddie Mac**

5.10% due 07/19/07

2,000,000

1,995,183

Total Federal Agency Discount Notes

(Cost $5,994,899)

5,994,899

**

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

*

Non-Income Producing Security.

†

Structured Notes are leveraged, providing an exposure to the underlying benchmark of three times the face amount. The total exposure to

U.S. Government.

the Goldman Sachs Commodity Index is $17,856,939 as of June 30, 2007.

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 53.8%

Credit Suisse Group — SP ADR

140

$

9,934

Federated Investors, Inc. —

FINANCIALS 8.9%

Class B

170

6,516

Travelers Cos., Inc.

1,910

$

102,185

Potlatch Corp.†

100

4,305

Goldman Sachs Group, Inc.

450

97,538

Cousins Properties, Inc.†

140

4,061

Allstate Corp.

1,430

87,959

First American Corp.†

60

2,970

Hartford Financial Services

Group, Inc.

770

75,853

Total Financials

1,368,408

INDUSTRIALS 6.6%

Chubb Corp.

1,230

66,592

ACE Ltd.

1,040

65,021

Tyco International Ltd.*

3,170

107,114

Genworth Financial, Inc. —

CSX Corp.

1,640

73,931

Cummins, Inc.

670

Class A

1,580

54,352

67,811

J.P. Morgan Chase & Co.

860

41,667

Waste Management, Inc.

1,470

57,403

UnumProvident Corp.†

1,560

40,732

Norfolk Southern Corp.

1,039

54,620

Cincinnati Financial Corp.

860

37,324

Eaton Corp.

520

48,360

Paccar, Inc.†

510

44,390

Loews Corp.

730

37,215

Lockheed Martin Corp.

410

38,593

HSBC Holdings PLC — SP ADR†

359

32,945

XL Capital Ltd.†

390

32,873

Terex Corp.*

340

27,642

Timken Co.

690

24,916

Old Republic International Corp.

1,480

31,465

Fidelity National Financial, Inc. —

Ryder System, Inc.

440

23,672

Kirby Corp.*

Class A†

600

23,034

1,310

31,047

DRS Technologies, Inc.

389

22,278

Vornado Realty Trust†

280

30,755

United Rentals, Inc.*

640

20,826

Capital One Financial Corp.

390

30,592

Alexander & Baldwin, Inc.†

390

20,713

American Financial Group, Inc.

820

28,003

Boston Properties, Inc.†

GATX Corp.

410

20,192

250

25,533

Diana Shipping, Inc.

900

20,160

Protective Life Corp.

519

24,813

Apartment Investment &

Seaspan Corp.†

620

19,952

Management Co. — Class A†

470

23,697

YRC Worldwide, Inc.*

500

18,400

Janus Capital Group, Inc.†

830

23,107

RR Donnelley & Sons Co.

419

18,231

Compass Bancshares, Inc.

Horizon Lines, Inc. — Class A

530

17,363

320

22,074

Everest Re Group Ltd.

200

21,728

Deere & Co.†

140

16,904

Commerce Group, Inc.

Kelly Services, Inc.

609

21,145

609

16,723

UBS AG — SP ADR

329

19,743

Werner Enterprises, Inc.†

810

16,321

Siemens AG — SP ADR

110

PNC Financial Services Group, Inc.

230

16,463

15,737

Banco Santander Central Hispano

SPX Corp.

150

13,171

SA — SP ADR

888

16,321

ITT Industries, Inc.

190

12,973

AmeriCredit Corp.*

Foster Wheeler Ltd.*

120

12,839

610

16,196

AGCO Corp.*

290

12,589

Allianz AG — SP ADR†

669

15,568

Barclays PLC — SP ADR†

American Standard Cos., Inc.

279

15,565

190

11,206

DryShips, Inc.†

Banco Bilbao Vizcaya Argentaria

220

9,544

SA — SP ADR

629

15,335

Shaw Group, Inc.*

200

9,258

ING Groep NV — SP ADR

KBR, Inc.*

349

9,154

319

14,026

Deluxe Corp.†

W.R. Berkley Corp.

429

13,960

200

8,122

Lloyds TSB Group PLC —

Chicago Bridge & Iron, Co. NV

210

7,925

Sequa Corp. — Class A*

70

7,840

SP ADR

309

13,819

Flowserve Corp.†

100

7,160

Horace Mann Educators Corp.

619

13,148

Deutsche Bank AG — SP ADR†

90

13,027

Granite Construction, Inc.

110

7,060

Genco Shipping & Trading Ltd.†

170

Marsh & McLennan Cos., Inc.†

419

12,939

7,014

URS Corp.*

140

6,797

ProLogis†

220

12,518

AXA — SP ADR†

279

EMCOR Group, Inc.*

90

6,561

12,008

Host Hotels & Resorts, Inc.†

510

Eagle Bulk Shipping, Inc.†

11,791

280

6,275

ABN AMRO Holding NV —

Perini Corp.*

100

6,153

SP ADR

250

11,480

JetBlue Airways Corp.*†

440

5,170

Herman Miller, Inc.

150

4,740

Highwoods Properties, Inc.

280

10,500

Quintana Maritime Ltd.

290

4,588

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Insituform Technologies, Inc. —

Tenneco, Inc.*

190

$

6,658

Class A*†

160

$

3,490

Media General, Inc.

200

6,654

Ryanair Holdings PLC — SP ADR*†

60

2,265

Modine Manufacturing Co.

290

6,554

Total Industrials

1,017,180

Koninklijke Philips Electronics

CONSUMER DISCRETIONARY 6.4%

NV — SP ADR

150

6,348

Time Warner, Inc.

4,030

84,791

OfficeMax, Inc.

160

6,288

Home Depot, Inc.

1,777

69,925

American Axle & Manufacturing

Lowe’s Cos., Inc.

1,717

52,695

Holdings, Inc.

200

5,924

Carnival Corp.

999

48,721

Luxottica Group — SP ADR

150

5,796

Macy’s, Inc.

970

38,587

GSI Commerce, Inc.*

250

5,678

Johnson Controls, Inc.†

270

31,258

Gmarket, Inc. — SP ADR*†

289

5,615

DIRECTV Group, Inc.*

LKQ Corp.*†

1,290

29,812

Lennar Corp. — Class A†

150

5,484

McDonald’s Corp.

559

28,375

220

5,425

Gannett Co., Inc.†

500

Payless Shoesource, Inc.*

27,475

Systemax, Inc.†

250

5,203

Whirlpool Corp.

210

23,352

160

5,048

530

Mohawk Industries, Inc.*†

200

20,158

GameStop Corp. — Class A*

110

4,301

Dillard’s, Inc. — Class A†

529

19,007

Visteon Corp.*

4,293

Liberty Media Corp — Interactive*

848

18,936

KB HOME

100

3,937

Expedia, Inc.*†

579

16,959

Delphi Corp.*†

1,610

3,818

Comcast Corp. — Class A*†

600

16,872

Ross Stores, Inc.†

110

3,388

Mattel, Inc.†

660

16,691

Brinker International, Inc.†

110

3,220

IAC/InterActiveCorp*

449

15,540

WPP Group PLC — SP ADR

40

2,990

Goodyear Tire & Rubber Co.*†

419

14,564

Aeropostale, Inc.*

60

2,501

Magna International, Inc. —

Bob Evans Farms, Inc.†

60

2,211

Class A

160

14,558

ArvinMeritor, Inc.†

80

1,776

Nordstrom, Inc.†

279

14,262

Netflix, Inc.*†

10

194

The Walt Disney Co.†

410

13,997

Total Consumer Discretionary

972,906

Hanesbrands, Inc.*†

490

13,245

ENERGY 5.8%

Brunswick Corp.

400

13,052

ConocoPhillips

1,590

124,815

DaimlerChrysler AG — SP ADR

140

12,873

Valero Energy Corp.

1,000

73,860

Polo Ralph Lauren Corp.

130

12,754

Marathon Oil Corp.

920

55,163

AutoZone, Inc.*

90

12,296

Hess Corp.

800

47,168

Regis Corp.

320

12,240

Chesapeake Energy Corp.†

1,280

44,288

Belo Corp. — Class A

550

11,324

XTO Energy, Inc.

709

42,611

Sotheby’s Holdings, Inc. — Class A

230

10,585

Williams Cos., Inc.

1,230

38,893

American Greetings Corp. —

Overseas Shipholding Group, Inc.

440

35,816

Class A

370

10,482

National-Oilwell Varco, Inc.*

320

33,357

Scholastic Corp.*

290

10,423

BP PLC — SP ADR

429

30,948

BorgWarner, Inc.

120

10,325

Cameron International Corp.*

430

30,732

Autoliv, Inc.

170

9,668

Total SA — SP ADR†

369

29,882

Priceline.com, Inc.*†

140

9,624

Noble Energy, Inc.

460

28,699

Big Lots, Inc.*

320

9,414

Noble Corp.

280

27,306

TRW Automotive Holdings Corp.*

250

9,207

ENSCO International, Inc.†

370

22,574

Nutri/System, Inc.*†

130

9,079

Apache Corp.

260

21,213

American Eagle Outfitters, Inc.

350

8,981

El Paso Corp.

1,150

19,814

Kohl’s Corp.*

120

8,524

Cimarex Energy Co.

500

19,705

Hasbro, Inc.

270

8,481

Royal Dutch Shell PLC —

Gentex Corp.

400

7,876

SP ADR

240

19,488

Dollar Tree Stores, Inc.*

180

7,839

Pogo Producing Co.†

360

18,284

Cooper Tire & Rubber Co.

270

7,457

ENI-Ente Nazionale Idrocarburi —

Lee Enterprises, Inc.

349

7,280

SP ADR

200

14,470

Phillips-Van Heusen Corp.

120

7,268

Anadarko Petroleum Corp.

270

14,037

M.D.C. Holdings, Inc.

140

6,770

Grant Prideco, Inc.*

250

13,457

Transocean, Inc.*

110

11,658

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Tidewater, Inc.†

160

$

11,341

UST, Inc.

610

$

32,763

Baker Hughes, Inc.

120

10,096

Walgreen Co.

630

27,430

Tenaris SA — SP ADR†

200

9,792

Smithfield Foods, Inc.*

780

24,016

Superior Energy Services, Inc.*

240

9,581

Diageo PLC — SP ADR

160

13,330

Weatherford International Ltd.*

150

8,286

Molson Coors Brewing Co. —

GlobalSantaFe Corp.

110

7,948

Class B

140

12,944

Diamond Offshore Drilling, Inc.

70

7,109

Unilever NV — SP ADR†

409

12,687

Total Energy

882,391

Tyson Foods, Inc. — Class A

519

11,958

HEALTH CARE 5.0%

Constellation Brands, Inc. —

WellPoint, Inc.*

930

74,242

Class A*†

340

8,255

Pfizer, Inc.

2,790

71,340

Cadbury Schweppes PLC —

Schering-Plough Corp.

2,240

68,185

SP ADR

110

5,973

Aetna, Inc.

1,069

52,809

Alberto-Culver Co.

230

5,456

McKesson Corp.

750

44,730

Total Consumer Staples

736,934

Medco Health Solutions, Inc.*

439

34,238

TELECOMMUNICATION SERVICES 4.7%

Coventry Health Care, Inc.*

580

33,437

AT&T, Inc.

7,526

312,329

CIGNA Corp.

540

28,199

Verizon Communications, Inc.†

3,080

126,803

Eli Lilly & Co.

470

26,264

Vodafone Group PLC — SP ADR†

1,408

47,351

King Pharmaceuticals, Inc.*

1,200

24,552

CenturyTel, Inc.

580

28,449

Novartis AG — SP ADR

419

23,493

Qwest Communications

Community Health Systems, Inc.*

570

23,056

International, Inc.*†

2,910

28,227

GlaxoSmithKline PLC — SP ADR

429

22,467

China Mobile Hong Kong Ltd. —

Apria Healthcare Group, Inc.*

750

21,577

SP ADR

450

24,255

Lincare Holdings, Inc.*

540

21,519

Telephone & Data Systems, Inc.

310

19,397

Baxter International, Inc.

369

20,789

Telefonica SA — SP ADR

270

18,025

Kindred Healthcare, Inc.*

669

20,552

America Movil SAB de CV —

WellCare Health Plans, Inc.*†

220

19,912

SP ADR

290

17,960

Quest Diagnostics, Inc.†

350

18,077

BT Group PLC — SP ADR

210

13,982

LifePoint Hospitals, Inc.*†

430

16,632

Deutsche Telekom AG — SP ADR†

569

10,475

Manor Care, Inc.

240

15,670

Rogers Communications, Inc. —

AstraZeneca PLC — SP ADR

260

13,905

Class B†

210

8,923

Humana, Inc.*

180

10,964

Mobile Telesystems — SP ADR

140

8,480

Health Management Associates,

Vimpel-Communications —

Inc. — Class A†

849

9,645

SP ADR

80

8,429

Varian, Inc.*

170

9,321

France Telecom SA — SP ADR

230

6,320

DENTSPLY International, Inc.

210

8,035

American Tower Corp. — Class A*

150

6,300

Health Net, Inc.*

150

7,920

SK Telecom Co. Ltd. — SP ADR†

220

6,017

Sanofi-Aventis — SP ADR

130

5,235

Turkcell Iletisim Hizmet AS, Inc. —

Valeant Pharmaceuticals

SP ADR

340

5,661

International†

290

4,840

NII Holdings, Inc. — Class B*

70

5,652

Perrigo Co.†

220

4,308

Telecom Italia — SP ADR†

200

5,492

Alcon, Inc. — SP ADR

30

4,047

Philippine Long Distance

Teva Pharmaceutical Industries

Telephone Co. — SP ADR†

80

4,576

Ltd. — SP ADR†

80

3,300

U.S. Cellular Corp.*

50

4,530

Total Health Care

763,260

Crown Castle International Corp.*

110

3,990

CONSUMER STAPLES 4.8%

Total Telecommunication Services

721,623

Wal-Mart Stores, Inc.

4,070

195,808

INFORMATION TECHNOLOGY 4.2%

Safeway, Inc.†

3,340

113,660

Hewlett-Packard Co.

3,690

164,648

Reynolds American, Inc.†

1,170

76,284

Xerox Corp.*

2,770

51,190

SUPERVALU, Inc.

1,617

74,899

Computer Sciences Corp.*

690

40,813

Kroger Co.

1,727

48,581

Motorola, Inc.†

1,880

33,276

Energizer Holdings, Inc.*†

370

36,852

Teradyne, Inc.*

1,710

30,062

Pepsi Bottling Group, Inc.

1,070

36,038

Micron Technology, Inc.*†

2,240

28,067

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Novell, Inc.*

3,300

$

25,707

American Electric Power Co., Inc.

190

$

8,558

Vishay Intertechnology, Inc.*

1,560

24,679

National Fuel Gas Co.†

190

8,229

Applied Materials, Inc.†

900

17,883

CMS Energy Corp.

439

7,551

BMC Software, Inc.*

590

17,877

UGI Corp.

270

7,366

Avnet, Inc.*†

429

17,006

Reliant Energy, Inc.*

260

7,007

Nokia OYJ — SP ADR

529

14,870

Atmos Energy Corp.

230

6,914

MPS Group, Inc.*

1,058

14,145

Progress Energy, Inc.†

150

6,838

Sun Microsystems, Inc.*

2,670

14,044

Dynegy, Inc. — Class A*

639

6,032

Nvidia Corp.*

330

13,632

Energy East Corp.

230

6,001

CommScope, Inc.*†

230

13,420

Piedmont Natural Gas Co.

230

5,669

Imation Corp.

360

13,270

Nicor, Inc.†

130

5,580

Polycom, Inc.*

390

13,104

WGL Holdings, Inc.

170

5,549

Electronic Data Systems Corp.

460

12,756

New Jersey Resources Corp.†

100

5,102

Convergys Corp.*

520

12,605

Oneok, Inc.

100

5,041

Jabil Circuit, Inc.

510

11,256

Southwest Gas Corp.

140

4,733

Palm, Inc.*†

700

11,207

South Jersey Industries, Inc.†

120

4,246

Mentor Graphics Corp.*

780

10,273

TECO Energy, Inc.†

220

3,780

Cree, Inc.*†

310

8,014

Pinnacle West Capital Corp.

90

3,587

Telefonaktiebolaget LM

IDACORP, Inc.

100

3,204

Ericsson — SP ADR†

190

7,579

Total Utilities

614,920

Intersil Corp. — Class A

220

6,921

MATERIALS 3.4%

Novellus Systems, Inc.*

220

6,241

SAP AG — SP ADR†

110

5,618

United States Steel Corp.†

350

38,062

Dow Chemical Co.

819

36,216

Macrovision Corp.*

140

4,208

Advent Software, Inc.*†

Alcoa, Inc.

780

31,613

90

2,930

Total Information Technology

Temple-Inland, Inc.

510

31,380

647,301

Anglo American PLC — SP ADR

849

24,910

UTILITIES 4.0%

Rio Tinto PLC — SP ADR†

80

24,490

Constellation Energy Group, Inc.

630

54,917

BHP Billiton Ltd. — SP ADR†

400

23,900

Edison International

720

40,406

Pactiv Corp.*†

710

22,642

AES Corp.*

1,649

36,080

Allegheny Technologies, Inc.†

150

15,732

NRG Energy, Inc.*

820

34,087

Owens-Illinois, Inc.*

380

13,300

Mirant Corp.*

780

33,267

Arcelor Mittal†

200

12,480

FPL Group, Inc.†

480

27,235

Albemarle Corp.

320

12,330

Entergy Corp.

250

26,837

Steel Dynamics, Inc.

290

12,154

Xcel Energy, Inc.†

1,080

22,108

Companhia Vale do Rio Doce —

DTE Energy Co.†

450

21,699

SP ADR†

270

12,029

Huaneng Power International,

BASF AG — SP ADR

90

11,764

Inc. — SP ADR†

430

19,973

Ball Corp.†

220

11,697

Sierra Pacific Resources*

1,050

18,438

E.I. du Pont de Nemours and Co.†

200

10,168

E.ON AG — SP ADR†

329

18,306

Sealed Air Corp.†

320

9,926

Questar Corp.

260

13,741

Sonoco Products Co.

230

9,846

CenterPoint Energy, Inc.†

770

13,398

Crown Holdings, Inc.*

390

9,738

Northeast Utilities†

440

12,478

Valspar Corp.

339

9,631

Black Hills Corp.

300

11,925

POSCO — SP ADR

80

9,600

Westar Energy, Inc.†

459

11,145

Smurfit-Stone Container Corp.*

700

9,317

AGL Resources, Inc.

270

10,930

Alcan, Inc.

110

8,943

Ormat Technologies, Inc.†

280

10,550

Bemis Co.

260

8,627

Southern Co.†

300

10,287

Cabot Corp.

180

8,582

Duke Energy Corp.

549

10,047

Packaging Corporation of America

310

7,846

Suez SA — SP ADR†

170

9,744

AptarGroup, Inc.

220

7,823

PPL Corp.

200

9,358

Worthington Industries, Inc.

360

7,794

Southern Union Co.

280

9,125

Southern Copper Corp.†

80

7,541

FirstEnergy Corp.

140

9,062

Silgan Holdings, Inc.

130

7,186

Energen Corp.

160

8,790

Barrick Gold Corp.

230

6,686

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Teck Cominco Ltd. — Class B

140

$

5,950

COMMON STOCKS SOLD SHORT (45.9)%

Eastman Chemical Co.†

90

5,790

Greif, Inc. — Class A

90

5,365

TELECOMMUNICATION SERVICES (0.7)%

Nucor Corp.

90

5,279

NeuStar, Inc.*

797

$

(23,089)

Goldcorp, Inc.†

220

5,212

Sprint Nextel Corp.

3,900

(80,769)

Ashland, Inc.

80

5,116

Total Telecommunication Services

(103,858)

Rock-Tenn Co. — Class A

160

5,075

UTILITIES (1.1)%

Airgas, Inc.

70

3,353

Pepco Holdings, Inc.

50

(1,410)

Freeport-McMoRan Copper &

Gold, Inc. — Class B

Hawaiian Electric Industries, Inc.

30

352

(8,339)

2,485

Equitable Resources, Inc.

483

Ferro Corp.

70

(23,938)

1,745

Ameren Corp.

Total Materials

519,323

554

(27,152)

Allegheny Energy, Inc.*

534

(27,629)

Total Common Stocks

Aqua America, Inc.

1,370

(30,811)

(Cost $7,689,889)

8,244,246

Exelon Corp.

665

(48,279)

EXCHANGE TRADED FUNDS 4.7%

Total Utilities

(167,558)

iShares MSCI Emerging Markets

MATERIALS (1.7)%

Index Fund†

5,410

712,226

Louisiana-Pacific Corp.

50

(946)

Total Exchange Traded Funds

Olin Corp.

201

(4,221)

(Cost $670,675)

712,226

Bowater, Inc.

191

(4,766)

Glatfelter

443

(6,020)

FACE

Newmont Mining Corp.

252

(9,843)

AMOUNT

Lyondell Chemical Co.

273

(10,134)

Rohm & Haas Co.

222

(12,139)

REPURCHASE AGREEMENTS 41.7%

International Paper Co.

383

(14,956)

Repurchase Agreement (Note 5)

Weyerhaeuser Co.

191

(15,076)

Mizuho Financial Group, Inc.

RPM International, Inc.

665

(15,368)

issued 06/29/07 at 4.50%

Florida Rock Industries, Inc.

302

(20,385)

due 07/02/07

$1,266,148

1,266,148

Sigma-Aldrich Corp.

514

(21,932)

282

Credit Suisse Group

Ecolab, Inc.

715

(30,531)

issued 06/29/07 at 4.45%

Vulcan Materials Co.

(32,300)

due 07/02/07††

2,288,708

2,288,708

Monsanto Co.

897

(60,583)

UBS Financial Services, Inc.

Total Materials

(259,200)

issued 06/29/07 at 4.29%

ENERGY (4.8)%

due 07/02/07

1,266,148

1,266,148

Morgan Stanley

Forest Oil Corp.*

313

(13,227)

issued 06/29/07 at 4.25%

Patterson-UTI Energy, Inc.

716

(18,766)

Arch Coal, Inc.

due 07/02/07

1,255,326

1,255,326

554

(19,279)

Lehman Brothers Holdings, Inc.

Pioneer Natural Resources Co.

413

(20,117)

BJ Services Co.

issued 06/29/07 at 4.15%

736

(20,932)

Rowan Cos., Inc.

due 07/02/07

313,030

313,030

514

(21,064)

Nabors Industries Ltd.*

Total Repurchase Agreements

635

(21,196)

Sunoco, Inc.

323

(25,737)

(Cost $6,389,360)

6,389,360

Murphy Oil Corp.

453

(26,926)

SECURITIES LENDING COLLATERAL 11.5%

FMC Technologies, Inc.*

363

(28,757)

Investment in Securities Lending Short Term

Halliburton Co.

1,139

(39,296)

Quicksilver Resources, Inc.*

Investment Portfolio Held by

948

(42,262)

Southwestern Energy Co.*

U.S. Bank (Note 8)

1,766,323

1,766,323

1,321

(58,785)

Smith International, Inc.

1,210

(70,954)

Total Securities Lending Collateral

Peabody Energy Corp.

2,166

(Cost $1,766,323)

(104,791)

1,766,323

Total Long Securities 111.7%

Schlumberger Ltd.

2,397

(203,601)

Total Energy

(735,690)

(Cost $16,516,247)

$ 17,112,155

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

CONSUMER DISCRETIONARY (4.9)%

Hospira, Inc.*

332

$

(12,961)

Amazon.Com, Inc.*

41

$

(2,805)

Barr Pharmaceuticals, Inc.*

272

(13,663)

Blyth, Inc.

121

(3,216)

CR Bard, Inc.

181

(14,956)

Beazer Homes USA, Inc.

131

(3,232)

Varian Medical Systems, Inc.*

363

(15,431)

Borders Group, Inc.

171

(3,259)

Forest Laboratories, Inc.*

393

(17,940)

Westwood One, Inc.

595

(4,278)

PDL BioPharma, Inc.*

1,029

(23,976)

Furniture Brands International, Inc.

373

(5,297)

Biogen Idec, Inc.*

545

(29,157)

Career Education Corp.*

171

(5,775)

Boston Scientific Corp.*

1,985

(30,450)

Toll Brothers, Inc.*

262

(6,545)

Sepracor, Inc.*

836

(34,293)

Saks, Inc.

312

(6,661)

Ventana Medical Systems, Inc.*

514

(39,717)

Ryland Group, Inc.

181

(6,764)

Tenet Healthcare Corp.*

6,883

(44,808)

Hovnanian Enterprises, Inc. —

Intuitive Surgical, Inc.*

332

(46,072)

Class A*

464

(7,670)

Merck & Co., Inc.

988

(49,202)

Valassis Communications, Inc.*

524

(9,008)

Vertex Pharmaceuticals, Inc.*

1,723

(49,209)

Wyndham Worldwide Corp.*

252

(9,137)

Celgene Corp.*

877

(50,278)

Circuit City Stores, Inc.

676

(10,194)

Amgen, Inc.*

1,028

(56,838)

Office Depot, Inc.*

353

(10,696)

Stryker Corp.

917

(57,854)

Centex Corp.

293

(11,749)

Gilead Sciences, Inc.*

3,046

(118,093)

Chico’s FAS, Inc.*

534

(12,998)

Total Health Care

(754,846)

Carmax, Inc.*

544

(13,872)

CONSUMER STAPLES (5.1)%

Dick’s Sporting Goods, Inc.*

242

(14,077)

Ford Motor Co.

1,613

(15,194)

Universal Corp./Richmond VA

161

(9,808)

Whole Foods Market, Inc.

716

(27,423)

RadioShack Corp.

473

(15,675)

EW Scripps Co. — Class A

363

(16,585)

HJ Heinz Co.

676

(32,090)

Brown-Forman Corp.

464

(33,909)

Wendy’s International, Inc.

454

(16,684)

Strayer Education, Inc.

131

(17,254)

Hansen Natural Corp.*

827

(35,544)

Archer-Daniels-Midland Co.

1,572

(52,017)

CBS Corp.

524

(17,460)

DeVry, Inc.

Costco Wholesale Corp.

978

(57,233)

534

(18,167)

Hershey Co.

Scientific Games Corp. — Class A*

555

(19,397)

1,230

(62,263)

Sara Lee Corp.

Apollo Group, Inc. — Class A*

363

(21,210)

3,789

(65,929)

Pulte Homes, Inc.

947

(21,260)

Clorox Co.

1,089

(67,627)

DR Horton, Inc.

1,099

(21,903)

WM Wrigley Jr Co.

1,592

(88,053)

Avon Products, Inc.

3,446

(126,640)

Urban Outfitters, Inc.*

978

(23,501)

ITT Educational Services, Inc.*

212

(24,885)

Colgate-Palmolive Co.

2,015

(130,673)

Interpublic Group of Cos., Inc.*

2,459

(28,033)

Total Consumer Staples

(789,209)

Coldwater Creek, Inc.*

1,210

(28,108)

INDUSTRIALS (5.6)%

Best Buy Co., Inc.

615

(28,702)

Federal Signal Corp.

172

(2,728)

Eastman Kodak Co.

1,038

(28,888)

Mine Safety Appliances Co.

91

(3,982)

Coach, Inc.*

656

(31,088)

Joy Global, Inc.

80

(4,666)

General Motors Corp.

1,018

(38,480)

Quanta Services, Inc.*

161

(4,938)

International Game Technology

1,038

(41,209)

Airtran Holdings, Inc.*

484

(5,285)

Marriott International, Inc. —

Hubbell, Inc. — Class B

101

(5,476)

Class A

1,109

(47,953)

ChoicePoint, Inc.*

130

(5,518)

Starbucks Corp.*

3,033

(79,586)

HNI Corp.

191

(7,831)

Total Consumer Discretionary

(748,455)

Pentair, Inc.

292

(11,262)

HEALTH CARE (4.9)%

Caterpillar, Inc.

152

(11,902)

Advanced Medical Optics, Inc.*

91

(3,174)

Robert Half International, Inc.

403

(14,710)

Medicis Pharmaceutical Corp. —

Avis Budget Group, Inc.*

535

(15,207)

Rollins, Inc.

776

(17,670)

Class A

192

(5,864)

Affymetrix, Inc.*

262

(6,521)

Pall Corp.

403

(18,534)

Rockwell Automation/DE, Inc.

272

(18,888)

Hillenbrand Industries, Inc.

151

(9,815)

Stericycle, Inc.*

Gen-Probe, Inc.*

202

(12,205)

453

(20,140)

Omnicare, Inc.

343

Jacobs Engineering Group, Inc.*

(12,369)

413

(23,752)

Brink’s Co.

393

(24,323)

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Masco Corp.

948

$

(26,990)

Yahoo!, Inc.*

4,555

$

(123,577)

MSC Industrial Direct Co. —

Google, Inc. — Class A*

313

(163,344)

Class A

514

(28,270)

Total Information Technology

Fluor Corp.

272

(30,293)

(1,189,322)

FINANCIALS (9.3)%

Precision Castparts Corp.

252

(30,583)

Webster Financial Corp.

232

Southwest Airlines Co.

2,076

(30,953)

(9,899)

IndyMac Bancorp, Inc.

423

CH Robinson Worldwide, Inc.

605

(31,775)

(12,339)

Cathay General Bancorp

383

(12,846)

Corporate Executive Board Co.

494

(32,066)

Astoria Financial Corp.

Dun & Bradstreet Corp.

352

(36,249)

575

(14,398)

First Horizon National Corp.

Expeditors International

373

(14,547)

New York Community Bancorp, Inc.

877

(14,927)

Washington, Inc.

998

(41,217)

Monster Worldwide, Inc.*

1,018

(41,840)

Hanover Insurance Group, Inc.

312

(15,222)

3M Co.

514

(44,610)

Brown & Brown, Inc.

736

(18,503)

SEI Investments Co.

646

Fastenal Co.

1,190

(49,813)

(18,760)

Sovereign Bancorp, Inc.

Rockwell Collins, Inc.

958

(20,252)

706

(49,872)

FirstMerit Corp.

998

(20,888)

United Parcel Service, Inc. —

Class B

726

(52,998)

Weingarten Realty Investors

514

(21,125)

Regency Centers Corp.

373

Pitney Bowes, Inc.

1,209

(56,605)

(26,296)

General Electric Co.

1,623

Eaton Vance Corp.

(62,128)

615

(27,171)

Commerce Bancorp, Inc.

735

(27,188)

Total Industrials

(863,074)

E*Trade Financial Corp.*

1,311

(28,960)

INFORMATION TECHNOLOGY (7.8)%

Waddell & Reed Financial, Inc. —

Utstarcom, Inc.*

665

(3,731)

Class A

1,129

(29,365)

Gartner, Inc.*

231

(5,680)

Fifth Third Bancorp

746

(29,668)

Tech Data Corp.*

192

(7,384)

M&T Bank Corp.

303

(32,391)

RF Micro Devices, Inc.*

1,412

(8,811)

AON Corp.

797

(33,960)

SRA International, Inc. — Class A*

373

(9,422)

Legg Mason, Inc.

353

(34,728)

Semtech Corp.*

544

(9,428)

Kimco Realty Corp.

927

(35,291)

Silicon Laboratories, Inc.*

312

(10,798)

UDR, Inc.

1,412

(37,136)

Valueclick, Inc.*

403

(11,872)

Countrywide Financial Corp.

1,139

(41,403)

Powerwave Technologies, Inc.*

1,805

(12,093)

Progressive Corp.

1,774

(42,452)

Checkfree Corp.*

363

(14,593)

Leucadia National Corp.

1,240

(43,710)

Tellabs, Inc.*

1,572

(16,915)

Macerich Co.

564

(46,485)

MEMC Electronic Materials, Inc.*

283

(17,297)

Developers Diversified Realty

Activision, Inc.*

968

(18,073)

Corp.

898

(47,334)

Citrix Systems, Inc.*

595

(20,034)

Simon Property Group, Inc.

574

(53,405)

Symantec Corp.*

1,048

(21,170)

CB Richard Ellis Group, Inc. —

Unisys Corp.*

2,529

(23,115)

Class A*

1,502

(54,823)

National Semiconductor Corp.

897

(25,358)

AvalonBay Communities, Inc.

514

(61,104)

Parametric Technology Corp.*

1,240

(26,796)

Franklin Resources, Inc.

494

(65,440)

Cognizant Technology Solutions

Chicago Mercantile Exchange

Corp. — Class A*

363

(27,258)

Holdings, Inc. — Class A

131

(70,001)

SanDisk Corp.*

585

(28,630)

Moody’s Corp.

1,190

(74,018)

F5 Networks, Inc.*

373

(30,064)

Charles Schwab Corp.

3,809

(78,161)

Ciena Corp.*

847

(30,602)

Washington Mutual, Inc.

2,328

(99,266)

Broadcom Corp. — Class A*

1,079

(31,561)

General Growth Properties, Inc.

2,130

(112,784)

Advanced Micro Devices, Inc.*

2,377

(33,991)

PMC - Sierra, Inc.*

Total Financials

(1,426,246)

4,908

(37,939)

Total Common Stocks Sold Short

JDS Uniphase Corp.*

3,396

(45,608)

Network Appliance, Inc.*

1,562

(45,610)

(Proceeds $6,719,878)

(7,037,458)

Corning, Inc.*

1,995

(50,972)

Total Short Sales (45.9)%

Paychex, Inc.

1,501

(58,719)

(Proceeds $6,719,878)

$  (7,037,458)

Intel Corp.

2,499

(59,376)

Other Assets in Excess

Apple, Inc.*

635

(77,495)

of Liabilities – 34.2%

$

5,238,234

Electronic Arts, Inc.*

1,733

(82,006)

Net Assets – 100.0%

$

15,312,931

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

HEDGED EQUITY FUND

UNREALIZED

CONTRACTS

(NOTE 1)

GAIN (LOSS)

FUTURES CONTRACTS PURCHASED

September 2007 Nikkei 225 Index

Futures Contracts

(Aggregate Market Value

of Contracts $905,750)

10

$

4,057

September 2007 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $3,866,438)

51

12,831

September 2007 Russell 2000®

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,758,540)

21

(2,460)

September 2007 S&P MidCap 400

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,536,460)

17

(8,606)

(Total Aggregate Market Value of

Contracts $8,067,188)

$

5,822

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

††

All or a portion of this security is pledged as short security collateral at June 30, 2007.

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

REAL ESTATE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.7%

Crescent Real Estate EQT Co.

22,789

$

511,385

Essex Property Trust, Inc.†

4,316

501,951

Brookfield Asset Management,

Post Properties, Inc.

9,578

499,301

Inc. — Class A†

41,081

$

1,639,132

Realty Income Corp.†

19,058

480,071

Simon Property Group, Inc.†

14,181

1,319,400

Taubman Centers, Inc.

9,656

479,034

Vornado Realty Trust†

11,344

1,246,025

Kilroy Realty Corp.

6,707

475,124

Archstone-Smith Trust

20,276

1,198,514

Brandywine Realty Trust†

16,390

468,426

ProLogis†

20,010

1,138,569

Nationwide Health Properties,

Equity Residential†

24,788

1,131,076

Inc.†

16,948

460,986

Host Hotels & Resorts, Inc.†

45,669

1,055,867

Highwoods Properties, Inc.

11,998

449,925

General Growth Properties, Inc.†

19,608

1,038,244

Digital Realty Trust, Inc.

11,875

447,450

Public Storage, Inc.†

13,471

1,034,842

CBL & Associates Properties, Inc.

12,119

436,890

Boston Properties, Inc.†

10,131

1,034,679

HRPT Properties Trust†

41,595

432,588

CB Richard Ellis Group, Inc. —

Equity One, Inc.

16,787

428,908

Class A*

25,929

946,408

DiamondRock Hospitality Co.†

22,453

428,403

Brookfield Properties Corp.†

38,625

938,974

KKR Financial Holdings LLC

17,184

428,053

AvalonBay Communities, Inc.†

7,882

937,012

Sunstone Hotel Investors, Inc.

14,740

418,469

Plum Creek Timber Co., Inc.

Corporate Office Properties

(REIT)†

21,348

889,358

Trust SBI†

10,166

416,908

KIMCO Realty Corp.

22,851

869,938

Home Properties, Inc.†

8,001

415,492

SL Green Realty Corp.†

6,552

811,727

Equity Inns, Inc.

18,306

410,054

Developers Diversified Realty

Strategic Hotels & Resorts, Inc.

18,200

409,318

Corp.†

14,186

747,744

DCT Industrial Trust, Inc.†

37,900

407,804

iStar Financial, Inc.

16,514

732,066

FelCor Lodging Trust, Inc.

15,614

406,432

Macerich Co.†

8,822

727,109

LaSalle Hotel Properties†

9,334

405,282

Health Care Property Investors,

Pennsylvania Real Estate

Inc.†

24,045

695,622

Investment Trust

9,140

405,176

AMB Property Corp.

13,008

692,286

Potlatch Corp.

9,308

400,709

Jones Lang LaSalle, Inc.†

5,925

672,488

Maguire Properties, Inc.†

11,600

398,228

CapitalSource, Inc.†

27,223

669,414

BioMed Realty Trust, Inc.†

15,851

398,177

Forest City Enterprises, Inc. —

RAIT Financial Trust

15,200

395,504

Class A

10,841

666,505

Spirit Finance Corp.†

27,099

394,561

Apartment Investment &

First Industrial Realty Trust, Inc.†

9,991

387,251

Management Co. — Class A†

13,076

659,292

Senior Housing Properties Trust†

18,761

381,786

Regency Centers Corp.

9,181

647,261

Lexington Realty Trust†

18,336

381,389

Duke Realty Corp.†

17,870

637,423

Washington Real Estate

Federal Realty Investment Trust†

7,938

613,290

Investment Trust

11,070

376,380

Rayonier, Inc.

13,469

607,991

American Financial Realty Trust

36,257

374,172

Camden Property Trust

9,068

607,284

Colonial Properties Trust†

10,104

368,291

Liberty Property Trust†

13,734

603,335

Cousins Properties, Inc.†

12,608

365,758

Hospitality Properties Trust†

14,215

589,780

National Retail Properties, Inc.†

16,519

361,105

Annaly Mortgage Management,

Highland Hospitality Corp.†

18,665

358,368

Inc.

40,862

589,230

Entertainment Properties Trust†

6,635

356,830

Ventas, Inc.†

15,933

577,571

Mid-America Apartment

The St. Joe Co.†

12,030

557,470

Communities, Inc.†

6,727

353,033

UDR, Inc.†

21,138

555,929

Equity Lifestyle Properties, Inc.†

6,716

350,508

Weingarten Realty Investors†

13,509

555,220

Redwood Trust, Inc.†

7,200

348,336

Thornburg Mortgage, Inc.†

21,084

551,979

Tanger Factory Outlet Centers,

BRE Properties, Inc. — Class A†

9,013

534,381

Inc.†

8,868

332,107

Alexandria Real Estate Equities,

Newcastle Investment Corp.

13,200

330,924

Inc.†

5,491

531,639

Inland Real Estate Corp.†

18,964

322,009

Health Care REIT, Inc.†

13,077

527,788

Healthcare Realty Trust, Inc.†

11,426

317,414

Douglas Emmett, Inc.†

21,285

526,591

Omega Healthcare Investors,

Mack-Cali Realty Corp.

11,966

520,401

Inc.†

19,725

312,247

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

REAL ESTATE FUND

VALUE

MARKET

SHARES

(NOTE 1)

Extra Space Storage, Inc.†

18,500

$

305,250

Eastgroup Properties, Inc.†

6,839

299,685

Friedman Billings Ramsey Group,

Inc. — Class A†

54,400

297,024

Sovran Self Storage, Inc.†

6,098

293,680

Glimcher Realty Trust†

11,683

292,075

Ashford Hospitality Trust, Inc.†

24,825

291,942

U-Store-It Trust†

17,015

278,876

NorthStar Realty Finance Corp.

20,175

252,389

American Home Mortgage

Investment Corp.†

13,700

251,806

Move, Inc.*

53,175

238,224

Total Common Stocks

(Cost $44,864,203)

55,616,322

AMOUNT

FACE

SECURITIES LENDING COLLATERAL 39.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$21,966,246

21,966,246

Total Securities Lending Collateral

(Cost $21,966,246)

21,966,246

Total Investments 139.1%

(Cost $66,830,449)

$  77,582,568

Liabilities in Excess of

Other Assets – (39.1)%

$ (21,799,355)

Net Assets – 100.0%

$  55,783,213

*

Non-Income Producing Security.

REIT — Real Estate Investment Trust.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

STRENGTHENING DOLLAR 2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 47.6%

Farmer Mac*

5.11% due 07/02/07

$500,000

$

500,000

Federal Farm Credit Bank*

5.11% due 07/03/07

500,000

499,929

Total Federal Agency Discount Notes

(Cost $999,929)

999,929

REPURCHASE AGREEMENTS 67.3%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

210,729

210,729

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07†

730,851

730,851

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

210,729

210,729

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

208,928

208,928

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

52,098

52,098

Total Repurchase Agreements

(Cost $1,413,335)

1,413,335

Total Investments 114.9%

(Cost $2,413,264)

$ 2,413,264

Liabilities in Excess of

Other Assets – (14.9)%

$

(312,349)

Net Assets – 100.0%

$ 2,100,915

LOSS

UNREALIZED

UNITS

(NOTE 1)

CURRENCY INDEX SWAP AGREEMENT

August 2007 U.S. Dollar Index Swap,

Terminating 08/23/07**

(Notional Market Value

$4,246,867)

51,930

$

(8,756)

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

U.S. Government.

†

All or a portion of this security is pledged as currency index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

WEAKENING DOLLAR 2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 12.9%

Farmer Mac*

5.11% due 07/02/07

$

500,000

$

500,000

Federal Farm Credit Bank*

5.11% due 07/03/07

500,000

499,929

Total Federal Agency Discount Notes

(Cost $999,929)

999,929

REPURCHASE AGREEMENTS 87.2%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

1,372,485

1,372,485

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07†

2,301,155

2,301,155

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

1,372,485

1,372,485

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

1,360,754

1,360,754

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

339,319

339,319

Total Repurchase Agreements

(Cost $6,746,198)

6,746,198

Total Investments 100.1%

(Cost $7,746,127)

$ 7,746,127

Liabilities in Excess of

Other Assets – (0.1)%

$

(5,375)

Net Assets – 100.0%

$ 7,740,752

UNREALIZED

UNITS

(NOTE 1)

GAIN

CURRENCY INDEX SWAP AGREEMENT

SOLD SHORT

August 2007 U.S. Dollar Index Swap,

Terminating 08/23/07**

(Notional Market Value

$15,544,390)

190,066

$

50,314

U.S. Government.

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

†

All or a portion of this security is pledged as currency index swap collateral at June 30, 2007.

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

41

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Multi-Cap

Sector

Return

Absolute

Core Equity

Rotation

Strategies

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 9,914,473

$111,758,950

$29,492,889

Repurchase Agreements* (Note 5)

575,641

2,299,309

11,080,316

Segregated Cash with Broker

22,400

—

1,237,345

Cash

—

1,621

—

Receivable for Short Sales

—

—

12,768,560

Receivable for Currency Index Swap Settlement (Note 1)

—

—

—

Receivable for Securities Sold (Note 1)

—

—

591,056

Receivable for Fund Shares Sold

9,862

65,324

55,462

Investment Income Receivable (Note 1)

13,476

101,099

105,007

Total Assets

10,535,852

114,226,303

55,330,635

LIABILITIES

Short Sales at Market Value** (Notes 1 and 2)

—

—

13,152,193

Payable for Currency Index Swap Settlement (Note 1)

—

—

—

Payable for Credit Default Swap Settlement (Note 1)

—

—

22,727

Payable for Futures Contracts Settlement (Note 1)

380

—

15,615

Payable upon Return of Securities Loaned (Note 8)

1,497,996

24,694,510

5,899,863

Payable for Securities Purchased (Note 1)

—

—

172,573

Payable for Fund Shares Redeemed

12,402

293,716

682,137

Investment Advisory Fees Payable (Note 3)

3,556

66,955

34,762

Transfer Agent and Administrative Fees Payable (Note 3)

1,764

18,599

—

Distribution and Service Fees Payable (Note 3)

1,764

18,599

—

Portfolio Accounting Fees Payable (Note 3)

706

7,439

—

Custody Fees Payable

383

2,578

—

Cash Due to Custodian Bank

—

—

—

Short Sales Dividends Payable

—

—

9,267

Other Liabilities

6,255

65,020

—

Total Liabilities

1,525,206

25,167,416

19,989,137

NET ASSETS

$ 9,010,646

$

89,058,887

$35,341,498

NET ASSETS CONSIST OF

Paid-In Capital

$ 7,614,230

$

70,294,467

$33,450,093

Undistributed Net Investment Income (Loss)

33,176

(5,585)

524,495

Accumulated Net Realized Gain (Loss) on Investments,

Currency Index/Credit Default Swaps, and Futures Contracts

595,061

9,580,622

619,277

Net Unrealized Appreciation (Depreciation) on Investments,

Currency Index/Credit Default Swaps, and Futures Contracts

768,179

9,189,383

747,633

NET ASSETS

$ 9,010,646

$

89,058,887

$35,341,498

SHARES OUTSTANDING

295,826

5,867,155

1,274,673

NET ASSET VALUES

$30.46

$15.18

$27.73

*

The cost of investments is $9,724,220, $104,868,876, $39,494,736, $19,299,630, $16,516,247, $66,830,449, $2,413,264, and

**

The proceeds from short sales is $0, $0, $12,768,560, $0, $6,719,878, $0, $0, and $0, respectively.

$7,746,127, respectively.

42

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2007

Strengthening

Weakening

Strategy

Equity

Commodities

Hedged

Real Estate

Strategy

Strategy

Dollar 2x

Dollar 2x

Fund

Fund

Fund

Fund

Fund

$17,224,152

$10,722,795

$77,582,568

$

999,929

$

999,929

4,476,687

6,389,360

—

1,413,335

6,746,198

—

86,066

—

—

—

—

—

—

—

—

—

6,719,878

—

—

—

—

—

—

—

4,116

—

196,767

—

—

—

51,876

60,129

129,331

—

4,362

63,872

39,294

204,622

518

2,458

21,816,587

24,214,289

77,916,521

2,413,782

7,757,063

—

7,037,458

—

—

—

—

—

—

25,734

—

—

—

—

—

—

—

24,684

—

—

—

—

1,766,323

21,966,246

—

—

—

47,699

—

—

—

27,493

5,649

19,360

279,660

151

9,816

14,587

41,291

3,064

5,937

4,549

—

12,145

851

1,649

4,549

—

12,145

851

1,649

1,820

—

4,858

340

660

546

—

1,457

102

198

—

—

20,722

—

—

—

4,958

—

—

—

17,056

—

55,084

2,265

6,067

65,829

8,901,358

22,133,308

312,867

16,311

$21,750,758

$15,312,931

$55,783,213

$2,100,915

$7,740,752

$28,137,230

$14,419,863

$43,658,382

$2,147,385

$7,427,716

504,936

292,698

729,483

(24,064)

397,179

(9,292,617)

316,220

643,229

(13,650)

(134,457)

2,401,209

284,150

10,752,119

(8,756)

50,314

$21,750,758

$15,312,931

$55,783,213

$2,100,915

$7,740,752

1,132,519

547,587

1,172,249

93,852

270,596

$19.21

$27.96

$47.59

$22.39

$28.61

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

43

STATEMENTS OF OPERATIONS (Unaudited)

Absolute

Core Equity

Rotation

Strategies

Multi-Cap

Sector

Return

Fund

Fund

Fund

INVESTMENT INCOME

Interest† (Note 1)

$

20,527

$

21,695

$

545,470

Income from Securities Lending, net (Note 8)

89

20,266

1,188

Dividends, Net of Foreign Tax Withheld* (Note 1)

68,098

652,900

126,487

Other Income

—

—

7,956

Total Income

88,714

694,861

681,101

EXPENSES

Investment Advisory Fees (Note 3)

29,008

379,508

174,726

Transfer Agent and Administrative Fees (Note 3)

12,797

105,419

—

Audit and Outside Services

1,906

27,854

4,000

Portfolio Accounting Fees (Note 3)

5,119

42,168

—

Short Sales Dividend Expense (Note 1)

—

—

61,011

Trustees’ Fees**

402

3,842

966

Service Fees (Note 3)

12,797

105,419

—

Custody Fees

1,588

15,172

3,255

Miscellaneous

4,771

21,064

(2,517)

Total Expenses

68,388

700,446

241,441

Less Expenses Waived by Advisor

—

—

—

Total Waived Expenses

—

—

—

Net Expenses

68,388

700,446

241,441

Net Investment Income (Loss)

20,326

(5,585)

439,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

386,837

6,591,466

(210,385)

Credit Default Swaps/Currency Index Swaps

—

—

17,744

Futures Contracts

68,327

—

484,526

Securities Sold Short

—

—

176,291

Total Net Realized Gain (Loss)

455,164

6,591,466

468,176

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

128,071

3,129,827

711,134

Credit Default Swaps/Currency Index Swaps

—

—

(23,961)

Futures Contracts

18,649

—

155,345

Securities Sold Short

—

—

11,218

Net Change in Unrealized Appreciation (Depreciation)

146,720

3,129,827

853,736

Net Gain (Loss) on Investments

601,884

9,721,293

1,321,912

Net Increase (Decrease) in Net Assets from Operations

$622,210

$9,715,708

$1,761,572

**

*

Foreign tax withheld of $9, $25,040, $571, $0, $521, $1,713, $0, and $0, respectively.

†

Includes rebate income on proceeds for securities sold short of $0, $0, $244,671, $0, $170,096, $0, $0, and $0 respectively.

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2007

Strengthening

Weakening

Strategy

Equity

Commodities

Hedged

Real Estate

Strategy

Strategy

Dollar 2x

Dollar 2x

Fund

Fund

Fund

Fund

Fund

$

633,736

$ 315,589

$

8,483

$ 83,148

$ 207,942

132

25

26,268

—

—

—

58,249

1,104,102

—

—

—

—

—

—

—

633,868

373,863

1,138,853

83,148

207,942

76,170

80,211

341,588

14,391

35,578

25,390

—

100,467

3,998

9,883

8,047

2,389

21,296

784

2,565

10,156

—

40,187

1,599

3,953

—

44,725

—

—

—

1,012

500

3,656

123

363

25,390

—

100,467

3,998

9,883

2,641

4,062

13,472

446

1,039

8,190

(3,287)

26,807

1,117

4,171

156,996

128,600

647,940

26,456

67,435

(21,858)

—

—

—

—

(21,858)

—

—

—

—

135,138

128,600

647,940

26,456

67,435

498,730

245,263

490,913

56,692

140,507

(2,408,148)

279,500

5,300,892

—

—

—

—

—

(13,650)

(134,457)

—

280,874

—

—

—

—

(309,605)

—

—

—

(2,408,148)

250,769

5,300,892

(13,650)

(134,457)

3,163,057

298,631

(8,399,362)

—

—

—

—

—

(22,412)

119,290

—

69,939

—

—

—

—

(40,247)

—

—

—

3,163,057

328,323

(8,399,362)

(22,412)

119,290

754,909

579,092

(3,098,470)

(36,062)

(15,167)

$ 1,253,639

$ 824,355

$(2,607,557)

$ 20,630

$ 125,340

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

45

STATEMENTS OF CHANGES IN NET ASSETS

Core Equity Fund

Fund

Multi-Cap

Sector Rotation

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

20,326

$

15,400

$

(5,585)

$

(126,456)

Net Realized Gain (Loss) on Investments

455,164

151,195

6,591,466

5,627,444

Net Change in Unrealized Appreciation (Depreciation) on Investments

146,720

617,455

3,129,827

289,785

Net Increase (Decrease) in Net Assets from Operations

622,210

784,050

9,715,708

5,790,773

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(3,413)

—

—

Realized Gain on Investments

—

(6,750)

—

(4,280,033)

Total Distributions to Shareholders

—

(10,163)

—

(4,280,033)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

12,917,787

14,532,365

22,377,812

95,534,124

Value of Shares Purchased through Dividend Reinvestment

—

10,163

—

4,280,033

Cost of Shares Redeemed

(12,887,269)

(9,818,903)

(30,707,195)

(75,486,583)

Net Increase (Decrease) in Net Assets From Share Transactions

30,518

4,723,625

(8,329,383)

24,327,574

Net Increase (Decrease) in Net Assets

652,728

5,497,512

1,386,325

25,838,314

NET ASSETS—BEGINNING OF PERIOD

8,357,918

2,860,406

87,672,562

61,834,248

NET ASSETS—END OF PERIOD

$

9,010,646

$

8,357,918

$ 89,058,887

$ 87,672,562

Undistributed Net Investment Income (Loss)—End of Period

$

33,176

$

12,850

$

(5,585)

$

—

†

Unaudited.

46

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Strategies Fund

Strategy Fund

Hedged Equity Fund

Absolute Return

Commodities

Ended

Period

Ended

Ended

Ended

Ended

Ended

Year

Period

Year

Period

Year

2007†

2006

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

$

439,660

$

326,527

$

498,730

$

569,111

$

245,263

$

210,541

468,176

455,279

(2,408,148)

(5,955,204)

250,769

368,711

853,736

(104,036)

3,163,057

(879,450)

328,323

(48,383)

1,761,572

677,770

1,253,639

(6,265,543)

824,355

530,869

—

(247,851)

—

—

—

(166,122)

—

(315,037)

—

—

—

(314,395)

—

(562,888)

—

—

—

(480,517)

30,951,916

29,498,924

21,246,841

98,028,421

19,691,490

25,389,088

—

562,888

—

—

—

480,517

(19,929,303)

(10,942,535)

(21,018,992)

(99,680,653)

(18,540,100)

(15,958,684)

11,022,613

19,119,277

227,849

(1,652,232)

1,151,390

9,910,921

12,784,185

19,234,159

1,481,488

(7,917,775)

1,975,745

9,961,273

22,557,313

3,323,154

20,269,270

28,187,045

13,337,186

3,375,913

$ 35,341,498

$ 22,557,313

$ 21,750,758

$ 20,269,270

$

15,312,931

$ 13,337,186

$

524,495

$

84,835

$

504,936

$

6,206

$

292,698

$

47,435

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

47

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Strengthening Dollar

Real Estate Fund

2x Strategy Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income

$

490,913

$

858,406

$

56,692

$

81,514

Net Realized Gain (Loss) on Investments

5,300,892

462,193

(13,650)

(361,215)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(8,399,362)

12,941,333

(22,412)

5,612

Net Increase (Decrease) in Net Assets from Operations

(2,607,557)

14,261,932

20,630

(274,089)

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(1,247,745)

—

(23,111)

Realized Gain on Investments

—

(2,424,876)

—

—

Total Distributions to Shareholders

—

(3,672,621)

—

(23,111)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

88,715,111

373,442,790

14,718,990

23,302,911

Value of Shares Purchased through Dividend Reinvestment

—

3,672,621

—

23,111

Cost of Shares Redeemed

(113,505,076)

(333,598,261)

(15,705,259)

(21,211,936)

Net Increase (Decrease) in Net Assets From Share Transactions

(24,789,965)

43,517,150

(986,269)

2,114,086

Net Increase (Decrease) in Net Assets

(27,397,522)

54,106,461

(965,639)

1,816,886

NET ASSETS—BEGINNING OF PERIOD

83,180,735

29,074,274

3,066,554

1,249,668

NET ASSETS—END OF PERIOD

$

55,783,213

$

83,180,735

$

2,100,915

$

3,066,554

Undistributed Net Investment Income (Loss)—End of Period

$

729,483

$

238,570

$

(24,064)

$

(80,756)

†

Unaudited.

48

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

2x Strategy Fund

Weakening Dollar

Period

Ended

Ended

Year

2007†

2006

June 30,

December 31,

$

140,507

$

271,823

(134,457)

462,780

119,290

(59,597)

125,340

675,006

—

(397,475)

—

(6,122)

—

(403,597)

15,086,695

52,997,120

—

403,597

(18,626,767)

(45,470,997)

(3,540,072)

7,929,720

(3,414,732)

8,201,129

11,155,484

2,954,355

$

7,740,752

$ 11,155,484

$

397,179

$

256,672

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

49

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Increase

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

(Decrease)

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

(Loss)

Rate

omitted)

Multi-Cap Core Equity Fund

December 31, 2006

25.04

.08

3.52

June 30, 2007Δ

$28.60

$ .06

$

1.80

$

1.86

$

—

$

—

$

—

$

1.86

$30.46

6.50%

1.34%**

1.34%**

1.34%**

0.40%**

125%

$

9,011

December 31, 2005*

25.00

.01

.03

.04

—

—

—

.04

25.04

0.16%

1.67%**

1.67%**

1.67%**

0.33%**

8%

2,860

3.60

(.01)

(.03)

(.04)

3.56

28.60

14.36%

1.43%

1.43%

1.43%

0.29%

171%

8,358

June 30, 2007Δ

13.47

(—)))

)§

1.71

1.71

—

—

—

1.71

15.18

12.69%

1.66%**

1.66%**

1.66%**

(0.01)%**

171%

89,059

Sector Rotation Fund

December 31, 2005

11.16

(.02)

December 31, 2006

1.54

1.52

—

—

—

1.52

12.68

13.62%

1.70%

1.70%

1.70%

(0.20)%

281%

61,834

12.68

(.02)

1.48

1.46

—

(.67)

(.67)

.79

13.47

11.47%

1.64%

1.64%

1.64%

(0.16)%

353%

87,673

December 31, 2003

7.76

December 31, 2004

10.08

(.05)

1.13

1.08

(.07)

2.39

2.32

—

—

—

2.32

10.08

29.97%

1.70%

1.70%

1.70%

(0.78)%

401%

20,594

—

—

—

1.08

11.16

10.71%

1.63%

1.63%

1.63%

(0.52)%

333%

27,747

December 31, 2002*

10.00

(.01)

(2.23)

(2.24)

—

—

—

(2.24)

7.76

(22.40)%

1.69%**

1.69%**

1.69%**

(0.16)%**

357%

6,669

Absolute Return Strategies Fund

December 31, 2006

25.20

.80

.87

1.67

(.30)

(.37)

(.67)

1.00

26.20

6.64%

1.70%

1.70%

1.16%††

3.08%

309%

22,557

June 30, 2007Δ

26.20

.39

1.14

1.53

—

—

—

1.53

27.73

5.84%

1.59%**

1.59%**

1.19%**††

2.89%**

211%

35,341

December 31, 2005*

25.00

.05

.15

.20

—

—

—

.20

25.20

0.80%

1.45%**

1.45%**

1.20%**††

2.28%**

19%

3,323

June 30, 2007Δ

18.15

.44

.62

1.06

—

—

—

1.06

19.21

5.84%

1.55%**

1.33%**

1.33%**

4.91%**

204%

21,751

Commodities Strategy Fund

December 31, 2005*

25.00

.14

(2.98)

(2.84)

(.06)

—

(.06)

(2.90)

22.10

(11.34)%

1.64%**

1.64%**

1.64%**

2.41%**

—

28,187

December 31, 2006

22.10

.50

(4.45)

(3.95)

—

—

—

(3.95)

18.15

(17.87)%

1.50%

1.31%

1.31%

2.34%

109%

20,269

June 30, 2007Δ

26.34

.48

1.14

1.62

—

—

—

1.62

27.96

6.15%

1.84%**

1.84%**

1.20%**††

3.51%**

216%

15,313

Hedged Equity Fund

December 31, 2005*

25.00

.04

.20

.24

(.03)

—

(.03)

.21

25.21

0.94%

1.96%**

1.96%**

1.19%**††

1.62%**

10%

3,376

December 31, 2006

25.21

.84

1.23

2.07

(.33)

(.61)

(.94)

1.13

26.34

8.20%

1.93%

1.93%

1.15%††

3.21%

360%

13,337

June 30, 2007Δ

50.25

Real Estate Fund

.31

(2.97)

(2.66)

—

—

—

(2.66)

47.59

(5.29)%

1.62%**

1.62%**

1.62%**

1.22%**

109%

55,783

December 31, 2005

38.02

.71

2.01

2.72

(.44)

—

(.44)

2.28

40.30

7.15%

1.59%

1.59%

1.59%

1.84%

774%

29,074

December 31, 2006

40.30

.72

11.68

12.40

(.83)

(1.62)

(2.45)

9.95

50.25

30.72%

1.60%

1.60%

1.60%

1.54%

532%

83,181

December 31, 2003

24.96

.94

6.62

7.56

(.85)

(1.42)

(2.27)

5.29

30.25

30.31%

1.64%

1.64%

1.64%

3.26%

1,478%

12,183

December 31, 2004

30.25

1.02

7.79

8.81

(.14)

(.90)

(1.04)

7.77

38.02

29.54%

1.59%

1.59%

1.59%

3.06%

1,139%

26,915

December 31, 2002

25.77

1.97

(2.26)

(.29)

(.48)

(.04)

(.52)

(.81)

24.96

(1.12)%

1.68%

1.68%

1.68%

7.60%

1,927%

1,902

Strengthening Dollar 2x Strategy Fund

December 31, 2006

25.62

.79

(3.51)

(2.72)

(.31)

—

(.31)

(3.03)

22.59

(10.63)%

1.65%

1.65%

1.65%

3.33%

—

3,067

June 30, 2007Δ

22.59

.40

(.60)

(.20)

—

—

—

(.20)

22.39

(0.89)%

1.66%**

1.66%**

1.66%**

3.55%**

—

2,101

December 31, 2005*

25.00

.14

.65

.79

(.17)

—

(.17)

.62

25.62

3.16%

1.78%**

1.78%**

1.78%**

2.11%**

—

1,250

Weakening Dollar 2x Strategy Fund

June 30, 2007Δ

27.51

.49

.61

1.10

—

—

—

1.10

28.61

4.00%

1.71%**

1.71%**

1.71%**

3.55%**

—

7,741

December 31, 2005*

25.00

.15

(.78)

(.63)

(.06)

—

(.06)

(.69)

24.31

(2.53)%

1.76%**

1.76%**

1.76%**

2.28%**

—

2,954

December 31, 2006

24.31

.93

3.14

4.07

(.86)

(.01)

(.87)

3.20

27.51

16.72%

1.65%

1.65%

1.65%

3.46%

—

11,155

Strategy Fund; November 29, 2005 — Absolute Return Strategies Fund, Hedged Equity Fund, and Multi-Cap Core Equity Fund.

*

Since the commencement of operations: May 1, 2002 — Sector Rotation Fund; September 30, 2005 — Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x

†

Calculated using the average daily shares outstanding for the year.

**

Annualized

†††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

††

Operating Expenses exclude short dividends expense.

§

Δ

Unaudited

Less than $(.01) per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

Structured notes are valued in accordance with the terms of

usually 4:00 p.m., Eastern Time, adjusted for any interest

Organization

their agreement at the value of the underlying index close,

The Rydex Variable Trust (the “Trust”), a Delaware business

trust, is registered with the SEC under the Investment

accruals and financing charges. If the securities comprising

Company Act of 1940 (the “1940 Act”) as a non-diversified,

the underlying index cease trading before a Fund’s close of

open-ended investment company and is authorized to issue

business, the index will be fair valued with the use of an

an unlimited number of no par value shares. The Trust offers appropriate market indicator.

shares of its Funds to insurance companies for their variable

Traditional open-end investment companies (“Mutual

annuity and variable life insurance contracts.

Funds”) are valued at their NAV as of the close of business,

At June 30, 2007, the Trust consisted of fifty-five operating usually 4:00 p.m., Eastern Time, on the valuation date.

Funds: twenty-three Benchmark Funds, one Money Market

Exchange Traded Funds and closed-end investment

Fund, eight Alternative Strategy Funds, seventeen Sector

companies are valued at the last quoted sales price.

Funds, three Essential Portfolio Funds and three CLS

The value of domestic equity index and credit default swap

AdvisorOne Funds. This report covers the Alternative

agreements entered into by a Fund is accounted for using

Strategy Funds (the “Funds”), while the Benchmark Funds,

the unrealized gain or loss on the agreements that is

the Money Market Fund, the Sector Funds, the Essential

determined by marking the agreements to the last quoted

Portfolio Funds and the CLS AdvisorOne Funds are

value of the index that the swap pertains to at the close of contained in separate reports.

the NYSE, usually 4:00 p.m., Eastern Time. The swap’s

Rydex Investments provides advisory, transfer agent and

market value is then adjusted to include dividends accrued,

administrative services, and accounting services to the Trust.

financing charges and/or interest associated with the swap

Rydex Distributors, Inc. (the “Distributor”) acts as principal agreements.

underwriter for the Trust. Both, Rydex Investments and

Investments, including structured notes, for which market

Rydex Distrbutors, Inc., are affiliated entities.

quotations are not readily available, are valued at fair value

Significant Accounting Policies

as determined in good faith by Rydex Investments under

the direction of the Board of Trustees using methods

The following significant accounting policies are in

established or ratified by the Board of Trustees. These

conformity with U.S. generally accepted accounting

principles and are consistently followed by the Trust.

methods include, but are not limited to: (i) general

information as to how these securities and assets trade; (ii)

A. Equity securities listed on an exchange (New York Stock

in connection with futures contracts and options thereupon,

Exchange (“NYSE”) or American Stock Exchange) are

and other derivative investments, information as to how (a)

valued at the last quoted sales price as of the close of

these contracts and other derivative investments trade in

business on the NYSE, usually 4:00 p.m., Eastern Time, on

the futures or other derivative markets, respectively, and (b)

the valuation date. Equity securities listed on the NASDAQ

the securities underlying these contracts and other

market system are valued at the NASDAQ Official Closing

derivative investments trade in the cash market; and (iii)

Price, usually as of 4:00 p.m., Eastern Time, on the valuation other information and considerations, including current

date. Listed options held by the Trust are valued at the

values in related-markets.

Official Settlement Price listed by the exchange, usually as of 4:00 p.m., Eastern Time. In the event that a settlement

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from price is not available, fair valuation is enacted. Over-the-

counter options held by the Trust are valued using the

securities transactions are recorded using the identified cost average bid price obtained from one or more security

basis. Proceeds from lawsuits related to investment holdings dealers. The values of futures contracts purchased and sold

are recorded as realized gains in the respective Fund.

by the Trust are accounted for using the unrealized gain or

Dividend income is recorded on the ex-dividend date, net

loss on the contracts that is determined by marking the

of applicable taxes withheld by foreign countries. Interest

income, including amortization of premiums and accretion

contracts to their current realized settlement prices.

of discount, is accrued on a daily basis.

Financial futures contracts are valued at the last quoted

sales price, usually as of 4:00 p.m., Eastern Time, on the

C. Distributions of net investment income and net realized

valuation date. In the event that the exchange for a specific capital gains are recorded on the ex-dividend date and are

futures contract closes earlier than 4:00 p.m., Eastern Time,

determined in accordance with income tax regulations,

the futures contract is valued at the Official Settlement Price which may differ from U.S. generally accepted accounting

of the exchange. However, the underlying securities from

principles. These differences are primarily due to differing which the futures contract value is derived are monitored

treatments for items such as deferral of wash sales and

until 4:00 p.m., Eastern Time, to determine if fair valuation post-October losses and regulated futures contracts and

would provide a more accurate valuation. Short-term

options. Net investment income and loss, net realized gains

securities, if any, are valued at amortized cost, which

and losses, and net assets are not affected by these

approximates market value.

differences.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

D. When a Fund engages in a short sale, an amount equal

of equity securities, equity index, or domestic currency

to the proceeds is reflected as an asset and an equivalent

index, in return for periodic payments based on a fixed or

liability. The amount of the liability is subsequently marked-

variable interest rate or the change in market value of a

to-market to reflect the market value of the short sale. The different equity security, basket of equity securities, equity

Fund maintains a segregated account of cash and/or

index, or domestic currency index. Swap agreements are

securities as collateral for short sales. The Fund is exposed used to obtain exposure to an equity or market without

to market risk based on the amount, if any, that the market

owning or taking physical custody of securities. Domestic

value of the security exceeds the market value of the

equity index swap agreements are marked-to-market daily

securities in the segregated account. Fees, if any, paid to

based upon quotations from market makers and the

brokers to borrow securities in connection with short sales

change, if any, is recorded as unrealized gain or loss.

are considered part of the cost of short sale transactions. In

Payments received or made as a result of a domestic equity

addition, the Fund must pay out the dividend rate of the

index swap agreement or termination of the agreement are

equity or coupon rate of the treasury obligation to the

recognized as realized gains or losses.

lender and records this as an expense.

The Trust may enter into credit default swap agreements

E. Upon the purchase of an option by a Fund, the premium

where one party, the protection buyer, makes an upfront or

paid is recorded as an investment, the value of which is

periodic payment to a counterparty, the protection seller, in marked-to-market daily. When a purchased option expires,

exchange for the right to receive a contingent payment.

that Fund will realize a loss in the amount of the cost of the

The maximum amount of the payment may equal the

option. When a Fund enters into a closing sale transaction,

notional amount, at par, of the underlying index or security that Fund will realize a gain or loss depending on whether

as a result of a related credit event. Upfront payments

the proceeds from the closing sale transaction are greater

received or made by a Fund, are amortized over the

or less than the cost of the option. When a Fund exercises a expected life of the agreement. Periodic payments received

put option, that Fund will realize a gain or loss from the sale or paid by a Fund are recorded as realized gains or losses.

of the underlying security and the proceeds from such sale

The credit default contracts are marked-to-market daily

will be decreased by the premium originally paid. When a

based upon quotations from market makers and the

Fund exercises a call option, the cost of the security

change, if any, is recorded as unrealized gain or loss.

purchased by that Fund upon exercise will be increased by

Payments received or made as a result of a credit event or

the premium originally paid. When a Fund writes (sells) an

termination of the contract are recognized, net of a

option, an amount equal to the premium received is

proportional amount of the upfront payment, as realized

entered in that Fund's accounting records as an asset and

gains or losses.

equivalent liability. The amount of the liability is

H. The Trust may invest in structured notes, which are over-

subsequently marked-to-market to reflect the current value

of the option written. When a written option expires, or if a the-counter contracts linked to the performance of an

Fund enters into a closing purchase transaction, that Fund

underlying benchmark such as interest rates, equity

realizes a gain (or loss if the cost of a closing purchase

markets, equity indices, commodities indices, corporate

transaction exceeds the premium received when the option

credits or foreign exchange markets. A structured note is a

was sold).

type of bond in which an issuer borrows money from

investors and pays back the principal, adjusted for

F. The Trust may enter into stock and bond index futures

performance of the underlying benchmark, at a specified

contracts and options on such futures contracts. Futures

maturity date. In addition, the contract may require periodic contracts are contracts for delayed delivery of securities at a interest payments. Structured notes are used to obtain

specified future delivery date and at a specific price. Upon exposure to a market without owning or taking physical

entering into a contract, a Fund deposits and maintains as

custody of securities or commodities. Fluctuations in value

collateral such initial margin as required by the exchange on of the structured notes are recorded as unrealized gains and which the transaction is effected. Pursuant to the contract,

losses in the accompanying financial statements. Net

the Fund agrees to receive from or pay to the broker an

payments are recorded as net realized gains/losses.

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation

I. Investment securities and other assets and liabilities

margin and are recorded by the Fund as unrealized gains or

denominated in foreign currencies are translated into U.S.

dollar amounts at the date of valuation. Purchases and sales losses. When the contract is closed, the Fund records a

realized gain or loss equal to the difference between the

of investment securities and income and expense items

denominated in foreign currencies are translated into U.S.

value of the contract at the time it was opened and the

value at the time it was closed.

dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of

G. The Trust may enter into domestic equity index swap

operations resulting from changes in foreign exchange rates

agreements, which are over-the-counter contracts in which

on investments from the fluctuations arising from changes in one party agrees to make periodic payments based on the

market prices of securities held. Such fluctuations are

change in market value of a specified equity security, basket

52

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

included with the net realized and unrealized gain and loss

elements of market risk and risks in excess of the amounts

from investments.

recognized in the Statements of Assets and Liabilities.

Reported net realized foreign exchange gains or losses arise

Throughout the normal course of business, the Funds enter

from sales of foreign currencies and currency gains or losses into contracts that contain a variety of representations and realized between the trade and settlement dates on

warranties which provide general indemnifications. The

investment transactions. Net unrealized exchange gains and

Funds’ maximum exposure under these arrangements is

losses arise from changes in the fair values of assets and

unknown, as this would involve future claims that may be

liabilities other than investments in securities at the fiscal made against the Funds and/or their affiliates that have not period end, resulting from changes in exchange rates.

yet occurred. However, based on experience, the Funds

J. The Trust may enter into forward currency contracts

expect the risk of loss to be remote.

primarily to hedge against foreign currency exchange rate

The risk associated with purchasing options is limited to the risks on its non-U.S. dollar denominated investment

premium originally paid. The risk in writing a covered call

securities. When entering into a forward currency contract, a option is that a Fund may forego the opportunity for profit

Fund agrees to receive or deliver a fixed quantity of foreign if the market price of the underlying security increases and currency for an agreed-upon price on an agreed future

the option is exercised. The risk in writing a covered put

date. These contracts are valued daily and the

option is that a Fund may incur a loss if the market price of corresponding unrealized gain or loss on the contracts, as

the underlying security decreases and the option is

measured by the difference between the forward foreign

exercised. In addition, there is the risk that a Fund may not exchange rates at the dates of entry into the contracts and

be able to enter into a closing transaction because of an

the forward rates at the reporting date, is included in the

illiquid secondary market or, for over-the-counter options,

Statement of Assets and Liabilities. Realized and unrealized because of the counterparty’s inability to perform.

gains and losses are included in the Statement of

There are several risks in connection with the use of futures

Operations.

contracts. Risks may be caused by an imperfect correlation

K. The Funds may also purchase American Depository

between movements in the price of the instruments and the

Receipts, U.S. Government securities, and enter into

price of the underlying securities. In addition, there is the repurchase agreements.

risk that a Fund may not be able to enter into a closing

L. The Funds may leave cash overnight in their cash account

transaction because of an illiquid secondary market.

with the custodian, U.S. Bank. Periodically, a Fund may have

There are several risks associated with the use of structured cash due to the custodian bank as an overdraft balance. A

notes. Structured securities are leveraged, thereby

fee is incurred on this overdraft, calculated by multiplying providing an exposure to the underlying benchmark of

the overdraft by a rate based on the federal funds rate.

three times the face amount and increasing the volatility of

Segregated cash with the broker is held as collateral for

each note relative to the change in the underlying linked

investments in derivative instruments such as futures

financial instrument. A highly liquid secondary market may

contracts and index swap agreements.

not exist for the structured notes a Fund invests in, which

notes it holds at an acceptable price or to accurately value

M. Certain U.S. Government and Agency Obligations are

may make it difficult for that Fund to sell the structured

traded on a discount basis; the interest rates shown on the

Schedules of Investments reflect the discount rates paid at

them. In addition, structured notes are subject to the risk

the time of purchase by the Funds. Other securities bear

that the counterparty to the instrument, or issuer, might not obligation. Although the Trust will not invest in any

interest at the rates shown, payable at fixed dates through

pay interest when due or repay principal at maturity of the

structured notes unless Rydex Investments believes that the

maturity.

N. The preparation of financial statements in conformity

issuer is creditworthy, a Fund does bear the risk of loss of with U.S. generally accepted accounting principles requires

the amount expected to be received in the event of the

management to make estimates and assumptions that affect

default or bankruptcy of the issuer.

the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

There are several risks associated with the use of swap

financial statements and the reported amounts of revenues

agreements that are different from those associated with

and expenses during the reporting period. Actual results

ordinary portfolio securities transactions. Swap agreements

could differ from these estimates.

may be considered to be illiquid. Although the Trust will not

2.

Financial Instruments

enter into any swap agreement unless Rydex Investments

believes that the other party to the transaction is

As part of its investment strategy, the Trust may utilize a

creditworthy, the Funds bear the risk of loss of the amount

variety of derivative instruments, including options, futures,

expected to be received under a swap agreement in the

options on futures, structured notes, swap agreements and

event of the default or bankruptcy of the agreement

short sales. These investments involve, to varying degrees,

counterparty.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

53

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

There are several risks associated with credit default swaps.

As part of its agreement with the Trust, Rydex Investments

Credit default swaps involve the exchange of a fixed-rate

will pay all expenses of the Absolute Return Strategies Fund premium for protection against the loss in value of an

and Hedged Equity Fund, including the cost of transfer

underlying debt instrument in the event of a defined credit

agency, custody, fund administration, legal, audit and other event (such as payment default or bankruptcy). Under the

services, except interest expense, taxes (expected to be de

terms of the swap, one party acts as a “guarantor,”

minimis), brokerage commissions and other expenses

receiving a periodic payment that is a fixed percentage

connected with execution of portfolio transactions, short

applied to a notional principal amount. In return, the party dividend expenses, and extraordinary expenses.

agrees to purchase the notional amount of the underlying

instrument, at par, if a credit event occurs during the term

Also under the terms of the investment advisory contract,

of the swap. A Fund may enter into credit default swaps in

the Trustees voted to implement a performance adjustment

which that Fund or its counterparty acts as guarantor. By

for the Multi-Cap Core Equity Fund. The Trust pays Rydex

acting as the guarantor of a swap, that Fund assumes the

Investments investment advisory fees calculated at a basic

annual fee rate of 0.70% of the average daily net assets of

market and credit risk of the underlying instrument,

including liquidity and loss of value.

this Fund, adding or subtracting a performance rate up to

0.20%. The basic annual fee rate, along with the

Short sales are transactions in which a Fund sells a security it performance adjustment allows the total fee to increase to a does not own. If the security sold short goes down in price

maximum of 0.90% or decrease to a minimum of 0.50%,

between the time the Fund sells the security and closes its

depending on the investment performance of the Fund

short position, that Fund will realize a gain on the

relative to the Russell 3000® Index (the “Index”). The

transaction. Conversely, if the security goes up in price

performance comparison will be made for a rolling 12-

during the period, that Fund will realize a loss on the

month period, with performance adjustments made at the

transaction. The risk of such price increases is the principal end of each month. Because the performance adjustment is

risk of engaging in short sales. Short dividends or interest applied relative to the performance of the Index, Rydex

expense is a cost associated with the investment objective

Investments could receive a positive performance

of short sales transactions, rather than an operational cost adjustment even during periods where the Fund’s

associated with the day-to-day management of any mutual

performance is negative. At June 30, 2007, the effective

fund.

management fee was 0.50% of the Fund’s average daily net

In conjunction with the use of options, futures, options on

assets.

futures, swap agreements, as well as short sales of

Effective May 1, 2006, Rydex Investments has contractually

securities, the Funds are required to maintain collateral in agreed to waive its 0.75% management fee to the extent

various forms. The Funds use, where appropriate,

necessary to limit the ordinary operating expenses of the

depending on the financial instrument utilized and the

Commodities Strategy Fund (but excluding interest

broker involved, margin deposits at the broker, cash and/or

expenses, brokerage commissions and extraordinary

securities segregated at the custodian bank, discount notes,

expenses) to not more than 1.29% per annum of the

or the repurchase agreements allocated to each Fund.

average monthly net assets of the Fund (the “Contractual

The risks inherent in the use of options, futures contracts,

Fee Waiver”). The Contractual Fee Waiver may not be

options on futures contracts, structured notes, swap

modified or eliminated prior to August 1, 2007.

agreements, as well as short sales of securities, include i)

Rydex Investments provides transfer agent and

adverse changes in the value of such instruments; ii)

administrative services to the Funds for fees calculated at an imperfect correlation between the price of the instruments

annualized rate of 0.25% of the average daily net assets of

and movements in the price of the underlying securities,

each Fund. Fees related to the Absolute Return Strategies

indices, or futures contracts; iii) the possible absence of a and Hedged Equity Funds are paid by Rydex Investments,

liquid secondary market for any particular instrument at any as noted above.

time; and iv) the potential of counterparty default. The Trust has established strict counterparty credit guidelines and

Rydex Investments provides accounting services to the Trust

enters into transactions only with financial institutions of calculated at an annualized rate of 0.10% on the first $250

investment grade or better.

million of the average daily net assets, 0.075% on the next

$250 million of the average daily net assets, 0.05% on the

3.

Fees And Other Transactions With Affiliates

next $250 million of the average daily net assets, and 0.03%

Under the terms of an investment advisory contract, the

on the average daily net assets over $750 million of each

Trust pays Rydex Investments investment advisory fees

Fund. Fees related to the Absolute Return Strategies and

calculated at an annualized rate of 0.85% of the average

Hedged Equity Funds are paid by Rydex Investments, as

daily net assets of the Real Estate Fund; 0.90% of the

noted above.

average daily net assets of the Sector Rotation Fund, the

Rydex Investments engages external service providers to

Strengthening Dollar 2x Strategy Fund and the Weakening

perform other necessary services for the Trust, such as audit

Dollar 2x Strategy Fund; and 1.15% of the average daily net

related services, legal services, custody, printing and

assets of the Absolute Return Strategies Fund and the

mailing, etc., on a pass-through basis. Such expenses vary

Hedged Equity Fund.

from Fund to Fund and are allocated to the Funds based on

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

relative net assets. Any of these expenses allocated to the Absolute Return Strategies and Hedged Equity Funds are paid by

Rydex Investments, as noted previously. Organizational and setup costs for new funds are paid by the Trust.

The Trust has adopted a Distribution Services Plan for which the Distributor and other firms that provide shareholder services

(“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25%

of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs. Fees related to the Absolute Return Strategies and Hedged Equity Funds are paid by Rydex Investments, as noted previously.

Certain officers and trustees of the Trust are also officers of Rydex Investments.

4. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net operating losses,

non-deductible expenses, differences in the treatment of certain investments, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

At June 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Unrealized

Unrealized

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain

Unrealized

Multi-Cap Core Equity Fund

$

9,768,464

$

916,490

$

(194,840)

$

721,650

Sector Rotation Fund

Absolute Return Strategies Fund

104,868,876

10,107,438

(918,055)

9,189,383

Commodities Strategy Fund

27,038,854

19,678,385

1,540,304

(1,158,146)

382,158

Hedged Equity Fund

9,842,690

2,087,886

(65,432)

864,023

(632,016)

2,022,454

Real Estate Fund

66,830,449

11,426,016

(673,897)

10,752,119

232,007

Strengthening Dollar 2x Strategy Fund

Weakening Dollar 2x Strategy Fund

7,746,127

2,413,264

—

—

—

—

—

—

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, along with uninvested cash balances of other series of the

Trust. The daily aggregate balance is invested in one or more repurchase agreements collateralized by obligations of the U.S.

Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreements at maturity. Each

Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

UBS Financial Services, Inc.

4.50% due 07/02/07

4.29% due 07/02/07

$117,000,000

117,000,000

$117,000,000

117,000,000

$117,043,875

117,041,828

Morgan Stanley

Lehman Brothers Holdings, Inc.

4.25% due 07/02/07

4.15% due 07/02/07

116,000,000

57,550,335

116,000,000

57,550,335

116,041,083

57,557,653

Credit Suisse Group

4.45% due 07/02/07

26,959,882

26,959,882

26,969,880

$434,510,217

$434,654,319

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

55

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

TIP Bonds

01/15/25

2.375%

$27,935,000

$

29,508,827

U.S. Treasury Notes

05/31/12

4.750%

TIP Notes

01/15/08 – 01/15/17

0.875% – 4.250%

262,054,000

7,675,000

286,775,224

7,617,248

Freddie Mac Discount Notes

10/04/07 – 07/24/07

0.000%

119,974,000

119,340,356

$443,241,655

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the period ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Absolute

Multi-Cap

Sector

Return

Commodities

Hedged

Dollar

Dollar

Strengthening

Weakening

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Core Equity

Rotation

Strategies

Strategy

Equity

Real Estate

2x Strategy

2x Strategy

Purchases

$12,716,082

$145,532,461

$49,698,132

$21,068,833

$20,129,656

$

87,764,241

$

—

$

—

Sales

$11,853,316

$156,590,408

$38,879,596

$19,586,428

$18,852,612

$111,309,016

$

—

$

—

56

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

June 30,

December 31,

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

2007†

2006

June 30,

2007†

December 31,

June 30,

2006

2007†

December 31,

June 30,

December 31,

2006

2007†

2006

Multi-Cap Core Equity Fund

438,637

536,267

—

357

(435,032)

(358,656)

3,605

177,968

Absolute Return Strategies Fund

1,151,449

1,127,925

—

21,509

(737,888)

(420,205)

413,561

729,229

Sector Rotation Fund

1,555,011

7,047,157

—

317,039

(2,197,632)

(5,730,038)

(642,621)

1,634,158

Commodities Strategy Fund

Hedged Equity Fund

726,731

961,138

—

18,243

(685,574)

(606,870)

41,157

372,511

1,159,052

4,551,504

—

—

(1,143,552)

(4,709,776)

15,500

(158,272)

Real Estate Fund

1,712,096

8,118,053

—

72,624

(2,195,227)

(7,256,824)

(483,131)

933,853

Weakening Dollar 2x Strategy Fund

546,771

1,962,862

—

14,602

(681,649)

(1,693,518)

(134,878)

283,946

Strengthening Dollar 2x Strategy Fund

649,570

975,434

—

1,031

(691,439)

(889,524)

(41,869)

86,941

†

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the

Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2007, the pooled cash collateral investments consisted of mutual funds (93.12%) and repurchase agreements (6.88%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

Shares

Market Value

MUTUAL FUND

93.12%

Mount Vernon Securities Lending Trust

1,372,656,479

$ 1,372,656,479

TOTAL

$ 1,372,656,479

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

6.88%

Rate

5.30%

Goldman Sachs

$101,375,000

$

101,375,000

07/02/07

TOTAL

$

101,375,000

100.000%

GRAND TOTAL

$ 1,474,031,479

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Par Value

Market Value

Maturity

0.00% – 5.77%

Federal Mortgage Backed Securities

$253,667,698

$

103,402,500

09/15/28 – 04/15/37

$

103,402,500

At June 30, 2007 the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Sector Rotation Fund

24,694,510

Multi-Cap Core Equity Fund

$

1,497,996

$

1,432,892

Absolute Return Strategies Fund

5,899,863

5,732,653

23,987,758

Hedged Equity Fund

1,766,323

Real Estate Fund

21,966,246

21,096,383

1,718,219

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December

15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in

58

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances,

but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional,

and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds will be scheduled for the purpose of asking shareholders of record on August 6, 2007, to approve a new investment advisory agreement between Rydex Investments and the Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed,

information about the Transaction and the approval of the New Agreement, including the date of the Meeting, as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the Transaction should have no impact on the Funds’ shareholders.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

59

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

60

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

Year of Birth

(Year Began)

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

140

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

140

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

Year of Birth

(Year Began)

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

132

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

132

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company,

registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management

Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

132

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

132

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

Year of Birth

(Year Began)

Funds Overseen

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

132

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

132

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

132

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005

Vice President and Treasurer (1963)

to present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President of

Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

this person is affiliated with Rydex Investments.

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as

62

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAALTS-SEMI-3-0607x1207